UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

INVENTRUST PROPERTIES CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Kroger
Harris Teeter
Neighborhood Food & Pharmacy

2022 Proxy Statement

May 5 • 9:00am CT

Held virtually online at:
www.virtualshareholdermeeting.com/IVT2022

Essential **Retail.** Smart **Locations.** ®

Sprouts
Farmers Market
Publix

InvenTrust Properties

Dear Stockholder:

We are pleased to invite you to attend the annual meeting of stockholders of InvenTrust Properties Corp., a Maryland corporation, on May 5, 2022 at 9:00 a.m. Central Time. Our annual meeting will be a "virtual meeting" of stockholders, which will be conducted solely by means of remote communication via live webcast. You will be able to attend the virtual annual meeting of stockholders online and submit your questions during the meeting by visiting, www.virtualstockholdermeeting.com/IVT2022.

We are excited to embrace the latest technology to provide expanded access and improved communication for our stockholders. We believe that hosting an environmentally-friendly virtual meeting will enable greater stockholder attendance and safety, allowing participation from any location around the world as well as providing cost savings for our stockholders and InvenTrust.

At our annual meeting, we will ask you to consider and vote upon:

1. A proposal to elect eight directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify;
2. A proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022;
3. A proposal to approve an amendment of our charter permitting our bylaws ("Bylaws") to require stockholder approval for the amendment of certain provisions of our Bylaws related to the Maryland Business Combination Act or the Maryland Control Share Acquisition; and
4. Any other business that may properly come before the annual meeting, including any postponement or adjournment thereof.

If you were a stockholder of record at the close of business on March 1, 2022, your shares may be voted at the annual meeting, including any continuations, postponements or adjournments of the meeting. In order to attend the virtual meeting, you will need your 16-digit control number that will be supplied to all stockholders via the proxy card or voting instructions form. If you have any questions regarding the format of the meeting, please contact Mr. Dan Lombardo, Investor Relations, at dan.lombardo@inventrustproperties.com.

In order to reduce costs and the environmental impact associated with our annual meeting, we are primarily furnishing proxy materials to our stockholders electronically as permitted by the U.S. Securities and Exchange Commission. Unless an election has been affirmatively made to receive paper copies of the materials by mail, stockholders will receive a Notice of Annual Meeting and Notice of Internet Availability of Proxy Materials (the "Notice") with instructions for accessing the proxy materials free of charge over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Notice.

Please promptly submit your proxy by mail, telephone or Internet by following the instructions provided to ensure that your shares will be represented whether or not you attend the annual meeting. We encourage you to submit your proxy prior to the meeting to help ensure that a quorum is present, and our meeting can proceed.

By order of the Board of Directors,

Christy L. David
E.V.P., Chief Operating Officer, General Counsel and Secretary
March 2, 2022

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InvenTrust Properties

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Proxy Materials & Annual Meeting

Information About the Proxy Materials

The board of directors (the “Board”) of InvenTrust Properties Corp., a Maryland corporation (referred to herein as the “Company,” “InvenTrust,” “we,” “our” or “us”), is furnishing the enclosed Notice of Annual Meeting, proxy statement and proxy card to you, and to all stockholders of record as of the close of business on March 1, 2022, because the Board is soliciting your proxy to vote at the Company’s 2022 annual meeting of stockholders (the “Annual Meeting”), and at any continuations, postponements or adjournments thereof.

The Securities and Exchange Commission (“SEC”) has adopted rules permitting the electronic delivery of proxy materials. In accordance with those rules, we are primarily furnishing proxy materials to our stockholders via the Internet, rather than mailing paper copies of the materials. Internet distribution of the proxy materials is designed to expedite receipt by stockholders and lower costs and the environmental impact of the Annual Meeting. Beginning on or about March 7, 2022, we will mail a Notice of Annual Meeting and Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders as of the close of business on March 1, 2022, which contained instructions on how to access and review proxy materials, including our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021, and how to submit proxies via the Internet or by telephone. If you received a Notice but would like to submit your proxy by mail or request paper copies of our proxy materials going forward, you may still do so by following the instructions described in the Notice.

Choosing to receive your proxy materials over the Internet will help reduce the environmental impact and costs associated with the printing and mailing of the proxy materials to you. Unless you affirmatively elect to receive paper copies of our proxy materials in the future by following the instructions included in the Notice, you will continue to receive a Notice directing you to a website for electronic access to our proxy materials.

On or about March 7, 2022, we also began mailing a full set of proxy materials to certain stockholders who previously requested a paper copy of the proxy materials.

If you own shares of common stock, par value $0.001 per share (the “common stock”), of the Company in more than one account, such as individually or jointly with your spouse, you may receive more than one Notice or set of these materials. Please make sure to authorize a proxy to vote all of your shares.

Important Notice Regarding the Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 5, 2022. This proxy statement, the proxy card and our Annual Report on Form 10-K to stockholders for the year ended December 31, 2021 are available at www.proxyvote.com.

Information About the Annual Meeting

The Annual Meeting will be held on May 5, 2022, beginning at 9:00 a.m., Central Time. The Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted solely by means of remote communication via live webcast. We welcome and encourage you to attend. Please note that only stockholders as of March 1, 2022 (the “record date”) will be permitted to attend and ask questions during the meeting. In order to attend the virtual meeting, you will need your 16-digit control number that will be supplied to all stockholders via the proxy card or voting instructions form. At the meeting you will be allowed to vote your shares within the online portal, as well as submit questions. The online portal will open 60 minutes before the beginning of the annual meeting. We encourage you to access the meeting prior to the meeting start time.

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Proxy Materials & Annual Meeting

Information About Voting

Your attendance at the virtual meeting or by proxy is needed to ensure that the proposals can be acted upon. We are a widely held company, as a result, a large number of our stockholders must be present or by proxy at the Annual Meeting in order for us to obtain a quorum. THEREFORE, YOUR PRESENCE AT THE VIRTUAL MEETING OR BY PROXY IS VERY IMPORTANT, EVEN IF YOU OWN A SMALL NUMBER OF SHARES. Your immediate response will save us significant additional expense associated with soliciting stockholder votes.

You will have one vote for each share of common stock that you owned at the close of business on March 1, 2022, which is the record date for the Annual Meeting. As of March 1, 2022, there were 67,344,374 shares of common stock outstanding and entitled to vote. There is no cumulative voting.

Record Holders

If your shares are registered directly in your name with our transfer agent, Computershare Inc., you are, with respect to those shares, the stockholder of record or record holder. Record holders may vote while in attendance at the virtual Annual Meeting or by granting us a proxy to vote on each of the proposals. You may authorize a proxy to vote your shares in any of the following ways:

by mail: if you received a hard copy proxy card, you may complete and return it as instructed on the proxy card. If you received a Notice, you may request a proxy card at any time by following the instructions on the Notice. You may then complete the proxy card and return it by mail as instructed on the proxy card in the pre-addressed, postage-paid envelope provided. If mailed, your completed and signed proxy card must be received by May 4, 2022;

via telephone: dial 1-800-690-6903 any time prior to 11:59 p.m. Eastern Time on May 4, 2022, and with your Notice in hand follow the instructions; or

via the Internet: go to www.proxyvote.com any time prior to 11:59 p.m. Eastern Time on May 4, 2022, and with your Notice in hand follow the instructions to obtain your records and to create an electronic voting instruction form.

If you are a record holder and grant a proxy, you may nevertheless revoke your proxy at any time before it is exercised by: (1) sending written notice to us, 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Corporate Secretary; (2) providing us with a properly executed, later-dated proxy; or (3) attending the virtual Annual Meeting and voting your shares while in attendance. Merely attending the Annual Meeting, without further action, will not revoke your proxy.

Beneficial Owners

If your shares are held in a brokerage account or by another nominee, you are the beneficial owner of shares held in street name, and the Notice (or in some cases, a full set of proxy materials) is being forwarded to you automatically, along with instructions from your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee how to vote and are also invited to attend the Annual Meeting. Your broker, bank or other nominee has provided voting instructions for you to use in directing how to vote your shares. If you do not provide specific voting instructions by the deadline set forth in the materials you receive from your broker, bank or other nominee, your broker, bank or other nominee can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. See “Abstentions and Broker Non-Votes” below for more information about broker non-votes. Beneficial owners who desire to revoke a previously submitted proxy should contact their bank or broker for instructions.

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Information Regarding Tabulation of the Vote

Broadridge Investor Communication Solutions, Inc. (“Broadridge”) or its designee will act as the inspector of election and will count the votes.

Information About Items to be Voted on and Vote Necessary for Action to be Taken

At the Annual Meeting, stockholders will consider and vote upon the following matters, and such other matters as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof:

Proposal No. 1: Election of eight directors, to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualify. A plurality of all the votes cast at the Annual Meeting shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote. The Board unanimously recommends a vote FOR each of the nominees for director.

Proposal No. 2: Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022. A majority of the votes cast at the Annual Meeting shall be sufficient to approve Proposal No. 2. The Board unanimously recommends a vote FOR the approval of the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022.

Proposal No. 3: Approval of an amendment of our charter permitting our bylaws (the “Bylaws”) to require stockholder approval for the amendment of certain provisions of our Bylaws relating to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act. An affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting shall be sufficient to approve Proposal No. 3. The Board has adopted and declared advisable, and recommends a vote FOR, the approval of an amendment of our current charter (the “Charter”) as set forth in the Articles of Amendment (the “Amendment”), attached hereto as Appendix A.

If you return your proxy but do not indicate how your shares should be voted, they will be voted “FOR” each director in Proposal No. 1, “FOR” Proposal No. 2 and “FOR” Proposal No.  3, in accordance with the Board’s recommendation.

Quorum Requirement

The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter shall constitute a quorum. There must be a quorum present in order for us to conduct business at the Annual Meeting.

Abstentions and Broker Non-Votes

An “abstain” vote with respect to any proposal to be voted on at the Annual Meeting is considered present and entitled to vote with respect to that proposal but is not considered a vote cast with respect to that proposal. Therefore, an abstention will not have any effect on the outcome of the vote on the election of directors (Proposal No. 1) or the ratification of appointment of our independent registered public accounting firm (Proposal No. 2) but will be considered present for the purpose of determining the presence of a quorum. Because the Amendment of the Charter (Proposal No. 3) requires an affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting, abstentions will have the same effect as a vote against that proposal.

A “broker non-vote” occurs if your shares are not registered in your name and you do not provide the record holder of your shares (usually a bank, broker, or other nominee) with voting instructions on a matter and the record holder is not permitted to vote on the matter without instructions from you under applicable rules of the New York Stock Exchange (“NYSE”). The election of directors (Proposal No. 1) and approval of the Amendment of the Charter (Proposal No. 3), are considered “non-discretionary” items, so if you do not provide instructions to the holder of record, your shares will be treated as broker non-votes. The ratification of appointment of our independent registered public accounting firm (Proposal No. 2) is a “discretionary” or routine item under NYSE rules. As a result, the shares for which instructions

Annual Meeting of Stockholders & Proxy Statement 2022

Proxy Materials & Annual Meeting

are not provided to the holder of record will not be treated as broker non-votes and brokers who do not receive instructions as to how to vote on Proposal No. 2 generally may vote on this matter in their discretion. A broker non-vote is considered present for purposes of determining whether a quorum exists, but is not considered a “vote cast” with respect to such matter. Because the election of directors (Proposal No. 1) requires a plurality of all the votes cast at the Annual Meeting, broker non-votes will not have any effect on the election of directors. Because the Amendment of the Charter (Proposal No. 3) requires an affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting, broker non-votes will have the same effect as a vote against that proposal.

Costs of Soliciting Proxies

We will bear all costs and expenses incurred in connection with soliciting proxies. Our directors and executive officers may solicit proxies by mail, personal contact, letter, telephone, facsimile or other electronic means. These individuals will not receive any additional compensation for these activities but may be reimbursed by us for their reasonable out-of-pocket expenses. In addition, Broadridge will collect and solicit proxies on our behalf. We will pay Broadridge fees that we expect will not exceed $200,000 and any out-of-pocket expenses for soliciting proxies.

Other Matters

At this time, no other matters are being presented for your consideration at the Annual Meeting. Generally, no business aside from the items discussed in this proxy statement may be transacted at the meeting. If, however, any other matter properly comes before the Annual Meeting as determined by the chairperson of the meeting, your proxies are authorized to act on the proposal at their discretion.

Householding

Only one Notice or copy of this proxy statement and the 2021 Annual Report on Form 10-K have been sent to certain stockholders who share a single address, unless any stockholder residing at that address has given contrary instructions. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing costs. Additional copies of this proxy statement or our Annual Report on Form 10-K for the year ended December 31, 2021, will be furnished to you, without charge, by writing us at: c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations, or by telephoning us, toll free, at (855) 377-0510. If you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, please contact us by writing us at: c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations, or by telephoning us, toll free, at (855) 377-0510, or, if a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

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Corporate Governance Principles

Corporate Governance Profile

Our corporate governance is structured in a manner that the Board believes closely aligns the Company’s interests with those of our stockholders. Notable features of our corporate governance structure include the following:

•

of the nine persons who currently serve on our Board, seven have been determined by us to be independent for purposes of the NYSE’s corporate governance listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•	all of the members of our Audit, Compensation and Nominating and Corporate Governance Committees are independent;

•	we have determined that at least three of our directors qualify as an ‘‘audit committee financial expert’’ as defined by the SEC;

•

our stockholders owning at least 3% or more of the Company’s outstanding common stock continuously for at least three years may nominate and add director candidates in the Company’s proxy materials for annual meetings pursuant to, and subject to the provisions of, the proxy access provision in our Bylaws;

•	our directors have a diversity of skills, experience, gender and backgrounds;

•	we opted out of the provisions of Maryland law that permit the Board to classify itself without stockholder approval;

•	our stockholders, by a majority vote of shares entitled to be cast on the matter, may call a special meeting of stockholders; and

•	we do not have a stockholder rights plan.

Our charter and Bylaws provide that the number of directors constituting the Board may be increased or decreased by a majority vote of the entire Board, provided the number of directors may not be greater than 11 and may not be decreased to fewer than the minimum number required under the Maryland General Corporation Law (the “MGCL”), which currently is one director. The tenure of office of a director will not be affected by any decrease in the number of directors.

Our Bylaws currently provide that any vacancy on the Board for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum, any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board, and any directors elected to fill a vacancy will hold office until the next annual meeting of stockholders and until a successor is duly elected and qualifies.

As a result of resolutions of our Board adopted on September 20, 2021 and articles supplementary to our charter filed on October 12, 2021, we are prohibited from electing to be subject to the provisions of Subtitle 8 of Title 3 of the MGCL that would permit us to classify the Board without stockholder approval, and such prohibition may not be repealed unless a proposal to repeal such prohibition is approved by the affirmative vote of at least a majority of the votes cast on the matter by our stockholders.

There are no family relationships among our executive officers and directors. All directors, except Daniel J. Busch (our current President & Chief Executive Officer) and Thomas McGuinness (our former President & Chief Executive Officer), have been determined by the Board to be independent under applicable NYSE and SEC rules.

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines (the “Corporate Governance Guidelines”) to provide a transparent framework for the effective governance of InvenTrust. The Corporate Governance Guidelines are available on our website at www.inventrustproperties.com through the “Investor Relations – Governance – Corporate Governance Guidelines” tab. In addition, printed copies of the Corporate Governance Guidelines are available to any stockholder, without charge, by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations.

Annual Meeting of Stockholders & Proxy Statement 2022

Corporate Governance Principles

Leadership Succession Transition

Mr. McGuinness resigned as President of the Company, effective February 22, 2021. Mr. McGuinness retired as Chief Executive Officer on August 6, 2021. Mr. McGuinness will not seek reelection at the 2022 Annual Meeting of Stockholders.

Consistent with the long-term leadership succession planning conducted by our Board and following a process overseen by our Nominating and Corporate Governance committee, the Board appointed Daniel J. Busch as President of the Company effective February 22, 2021, upon Mr. McGuinness’ resignation as President, and as Chief Executive Officer of the Company effective as of August 6, 2021, upon Mr. McGuinness’ retirement as Chief Executive Officer. Additionally, the Board appointed Christy David, to the role of Chief Operating Officer of the Company, effective February 22, 2021. On August 6, 2021, Mr. Busch stepped down as Chief Financial Officer of the Company, and the Board appointed Michael Phillips as Chief Financial Officer and Treasurer of the Company, effective as of August 6, 2021.

Corporate Culture and Strategy

Our employees are our greatest asset. We are committed to creating a corporate culture characterized by high levels of employee engagement, growth and development, and health and wellness. We seek to attract and retain diverse and talented professionals who provide a wide range of opinions and experiences to drive our business forward. As of January 14, 2022, we have 115 full-time employees. Overall diversity across our workforce is approximately 67%. Racial diversity across our workforce is 24%. Women represent approximately 61% of our employees. Approximately 48% of management level or leadership roles are held by women.

Our Human Capital strategy is focused on Talent Management. The basis for hiring, development, training, compensation and advancement are qualifications, performance, skills and experience. Our employees are fairly compensated, without regard to gender, race and ethnicity. All of our employees are offered a comprehensive benefits package, including, but not limited to, paid time off and parental leave, medical, dental and vision insurance, disability, life insurance, 401(k) matching, tuition reimbursement, flexible Fridays and work from home flexibility.

Employee engagement is critical to our success. We believe in fostering a highly engaged inclusive environment which drives growth and productivity. Our heightened focus on development and health and wellness creates a more engaged workforce. The more engaged our employees are the more likely productivity will increase and drive empowerment throughout the organization for our employees to act like owners. Our hybrid work model provides an opportunity for employees to balance work and life whether they are in the office or at home. We also host a wide array of company sponsored events that focus on employee education, health and wellness, engagement activities, and giving back through our charitable initiative. We have a shared passion and dedication to giving back to our community and for this reason we have an InvenTrust Charitable initiative, a program led by employees who actively contribute time, company resources as well as personal resources to support charitable causes. We celebrate our employees’ success through our Circle of Excellence awards. Our monthly, “On The Spot” award recognizes employees who go above and beyond their job. Our annual awards, the “Rising Star” and “Standing Ovation” recognize new employees and tenured employees who exhibit exceptional promise, ability, and our InvenTrust values. We monitor our performance through employee engagement surveys and utilize the results to continually improve our organization.

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Corporate Governance Principles

Stockholder Engagement

We have a robust investor engagement program led by our Investor Relations team and the Corporate Secretary’s office. The Company engages proactively with our stockholders, monitors developments in corporate governance and social responsibility, and in consultation with our Board, thoughtfully adopts practices in a manner that best supports our strategy and culture. We view stockholder engagement as continuous dialogue, rather than event-driven. Our engagement approach is grounded in a set of Core principles:

•	Transparency: engage openly with stockholders providing information and communications in a timely and understandable manner.

•	Consistency: maintain regular and consistent communication to ensure continuity and meaningful engagement.

•	Accountability: inform stockholders of the Company’s performance and strategic execution as compared to the Company’s targets.

Therefore, we actively engage with our stockholders in a number of forums on a year-round basis as depicted by the following graphic:

Stockholder feedback is received through all of these interactions. As appropriate, relevant stockholder concerns are addressed promptly by the Investor Relations department. Stockholders may also make their views known through individual voting for directors, say-on-pay advisory vote and other matters submitted to stockholders for approval. In addition, stockholders may submit stockholder proposals in accordance with applicable rules and our Bylaws.

Annual Meeting of Stockholders & Proxy Statement 2022

Corporate Governance Principles

Corporate Responsibility and Sustainability

Since 2013, we have participated in compiling and reporting on Environmental, Social and Governance (“ESG”) metrics with Global Real Estate Sustainability Benchmark (“GRESB”), a benchmarking firm for ESG data of real assets. We believe we can enhance our communities, conserve resources and foster a best-in-class working environment while growing long-term stockholder value. We remain committed to transparency in our investment strategy with a focus on operating efficiency, responding to evolving trends, and addressing the needs of our tenants and communities by continuing to fully integrate environmental sustainability, social responsibility, and strong governance practices throughout our organization.

Our Company	ESG Strategy	• Annual reporting of our performance on environmental, social and governance (ESG) matters to our Board, with reporting by management to be done annually on strategy and performance to the Board.
• Management of social and environmental capital embedded in our investment strategy, corporate culture and stockholder engagement process.
• Membership and participation in industry organizations focusing on sustainability including GRESB and the National Association of Real Estate Investment Trusts (“NAREIT”).
	Highlights	• InvenTrust has been involved with the Global Real Estate Sustainability Benchmark (GRESB) Real Estate Assessment since 2013.
• Portfolio earned third consecutive year of two GRESB Green Stars.

•   InvenTrust has continued to expand on implementing the key principles of ESG and has an ongoing commitment to maximize value for its stakeholders in the long-term while conducting business in a socially, ethical and environmentally friendly manner.

• Conducted ESG training for all employees to stay current with industry trends.
Environmental	Principle	We are focused on promoting a sustainable culture through education, awareness, and opportunity in order to preserve our communities’ valuable resources for future generations.
	Highlights	• Continued to expand LED upgrade program to cover 15 additional properties in the portfolio.
• Signed agreements to install electric vehicle (EV) charging stations at six additional properties.
• Continued to execute on internal reduction targets for energy, water and waste.
Social	Principle	Our people give us a competitive advantage – we strive to hire and retain the best in real estate.
• We invest in our people through offering tuition reimbursement, continuing education, and training programs.
• Superior benefits for superior performance - our program focuses on our employees’ health and well-being, financial security, and work-life balance.
	Highlights	• Conducted employee satisfaction survey with 100% participation rate indicating that employee base is highly engaged.
• Empower employees to participate in social and philanthropic company sponsored events.
• Approximately 48% of women employed by the Company hold management level/leadership roles.
Governance	Principle	The structure and practices of our Board is committed to independence, education, and transparency.
	Highlights	• 78% of our directors are independent.
• Appointed the first female Chairperson in the Company’s history in 2017.
• The Board conducts an annual robust review of all its governing documents to ensure that the Company is current and relevant regarding governance trends.
• Each new director goes through an on-boarding process to integrate them into the Company, its practices, and its people.

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Corporate Governance Principles

Director Independence

Our business is managed under the direction and oversight of our Board. The members of our Board are Paula J. Saban, our chairperson, Stuart Aitken, Amanda Black, Daniel J. Busch, Thomas F. Glavin, Thomas P. McGuinness, Scott A. Nelson, Michael A. Stein and Julian E. Whitehurst. As required by our charter, a majority of our directors must be “independent.” As defined by our charter, an “independent director” means any director who qualifies as an “independent director” under the provisions of the NYSE Listed Company Manual in effect from time to time. The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the Board must affirmatively determine that a director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company).

Consistent with these considerations, after reviewing all relevant transactions or relationships between each director, or any of his or her family members, and the Company, our management, and our independent registered public accounting firm, and considering each director’s direct and indirect association with the Company and its management, the Board has determined that Mses. Black and Saban and Messrs. Aitken, Glavin, Nelson, Stein and Whitehurst qualify as independent directors.

Board Leadership Structure and Risk Oversight

Mr. Busch, in his role as our president and chief executive officer, is responsible for managing the strategic direction and for providing the day-to-day leadership of the Company. Ms. Saban, in her role as our chairperson of the Board, organizes the work of the Board and ensures that the Board has access to sufficient information to carry out its functions, including monitoring the Company’s performance. Ms. Saban presides over meetings of the Board and stockholders, establishes the agenda for each meeting and oversees the distribution of information to directors. We have separated the roles of the president and chairperson of the Board in recognition of the differences between the two roles. Our Board believes the current structure is appropriate and effective.

To ensure free and open discussion and communication among the non-management directors of our Board, the non-management directors will meet periodically in private session with no members of management present. Ms. Saban, as our chairperson, presides at these sessions.

Our Board oversees the business and affairs of our Company, including its long-term health, overall success and financial strength. The full Board is actively involved in overseeing risk management for the Company. Our Board oversees risk through the: (1) review and discussion of regular periodic reports to the Board and its committees, including management reports, leasing activity and property operating data, as well as actual and projected financial results, the corporate model and outputs, and various other matters relating to our business; (2) required approval by the Board of certain transactions, including, among others, acquisitions and dispositions of properties exceeding certain dollar amounts and financings exceeding certain dollar amounts, as set forth in investment policies adopted by the Board; (3) oversight of risk associated with the various elements of compensation by the compensation committee; (4) oversight of risk policies and management as well as major financial risk exposures and steps taken to monitor and control such risks by the audit committee; and (5) review of regular periodic reports from our independent public accounting firm, third-party internal audit firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to the qualification of the Company as a real estate investment trust (“REIT”) for tax purposes and our internal control over financial reporting.

Policy on Hedging

Our Board has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers, directors, and employees, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Annual Meeting of Stockholders & Proxy Statement 2022

Corporate Governance Principles

Communicating with Directors

Pursuant to our Corporate Governance Guidelines, defined and discussed below under the heading “Corporate Governance Guidelines,” anyone who would like to communicate with, or otherwise make his or her concerns known directly to the chairperson of our Board, the chairperson of any of the audit, nominating and corporate governance, compensation and executive committees, or to the non-management or independent directors as a group, may do so by (1) addressing such communications or concerns to the Secretary of the Company, InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, who will forward such communications to the appropriate party, (2) sending any emails ShareholderCommunications@inventrustproperties.com, or sending emails to InvestorRelations@InvenTrustProperties.com. Such communications may be done confidentially or anonymously.

Nominating and Corporate Governance Committee
Members: Stuart Aitken (Chairperson)	The nominating and corporate governance committee is responsible for, among other things:
Thomas Glavin Michael Stein

•   identifying individuals qualified to become members of our Board, including conducting inquiries into the background and qualifications of any candidate, and recommending and nominating candidates for election to the Board at annual meetings of stockholders;

• reviewing the committee structure of the Board and recommending directors to serve as members of each committee of the Board;

•   developing and recommending to the Board a set of corporate governance guidelines and code of ethics and, from time to time, reviewing such guidelines and code and recommending changes to the Board for approval as necessary;

• overseeing and monitoring the Company’s sustainability, environmental and corporate social responsibility activities; and
• overseeing the annual self-evaluation of the Board.

Number of Meetings in 2021: 4	Each member of the nominating and corporate governance committee is independent as that term is defined in the rules and regulations of the SEC and the rules of the NYSE.

The nominating and corporate governance committee charter, is available on our website at www.inventrustproperties. com through the “Investor Relations – Governance – Board Committees and Charters” tab. In addition, a printed copy of the charter is available to any stockholder without charge by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations.

Selection of Director Nominees

The nominating and corporate governance committee is responsible for reviewing the qualifications of potential director candidates and recommending those candidates to be nominated for election to the Board. The nominating and corporate governance committee considers relevant experience, skills and knowledge as well as individual qualifications, including personal and professional integrity, ethics and values; commitments to other businesses; independence, including absence of any personal or professional conflicts of interest; corporate governance experience; financial and accounting background; experience in our industry or familiarity with the issues affecting our business; diversity (including age, gender and ethnic and racial background, viewpoint and experience); academic expertise in an area of our operations; practical and mature business judgment, including ability to make independent analytical inquiries and the extent to which the interplay of the candidate’s skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the Company.

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Corporate Governance Principles

The nominating and corporate governance committee screens all potential candidates in the same manner, regardless of the source of the recommendation. The review is expected to be based on any written materials provided with respect to potential candidates, and the nominating and corporate governance committee will review the materials to determine the qualifications, experience and background of the candidates. Final candidates are expected to be interviewed by one or more members of the nominating and corporate governance committee.

The nominating and corporate governance committee will consider director candidates recommended by stockholders for our 2023 annual meeting of stockholders. Any such recommendations must be submitted in accordance with the procedures specified in Section 9 of Article II of our bylaws. Generally, this requires that the stockholder send certain information about the candidate to our secretary not later than 5:00 p.m. Eastern Time on the 120th day and not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. For our annual meeting to be held in 2023, a stockholder must provide written notice of a candidate recommendation not earlier than October 6, 2022 and not later than 5:00 p.m., Eastern Time, on November 4, 2022, to our corporate secretary, c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515. The notice must identify the author as a stockholder, provide a brief summary of the candidate’s qualifications and include the information required by our bylaws for advance notice of stockholder nominees for director. If the shares of our common stock held by the stockholder making the recommendation are held in “street name,” notices should also attach proof of ownership of InvenTrust common stock as of the date of the notice. At a minimum, candidates recommended for nomination to the Board must meet the director independence standards of the NYSE.

Annual Meeting of Stockholders & Proxy Statement 2022

  Corporate Governance Principles

Audit Committee
Members:	The audit committee assists the Board in fulfilling its oversight responsibility relating to:
Thomas Glavin (Chairperson)* Stuart Aitken Amanda Black* Michael Stein*	• the integrity of our financial statements;
• our compliance with legal and regulatory requirements;
• the qualifications and independence of the independent registered public accounting firm; and
Number of Meetings in 2021: 5	• the performance of our internal audit function and independent auditors.
*Our Board determined that each of Messrs. Glavin and Stein and Ms. Black qualifies as an “audit committee financial expert” as that term is defined in the rules of the SEC.	The audit committee is also responsible for, among other things:

•   appointing, evaluating, compensating, and overseeing an independent registered public accounting firm, approving services that may be provided by the independent registered public accounting firm, including audit and non-audit services, reviewing the independence of the independent registered public accounting firm and reviewing the adequacy of the auditing firm’s internal quality control procedures;

• preparing the audit committee report required by SEC regulations to be included in our annual report and proxy statement;
• reviewing and discussing our annual and quarterly financial statements with management and the independent auditor;
• engagement, evaluation and compensation of the internal auditor and the adequacy of the Company’s internal audit function;

•   discussing our guidelines and policies with respect to risk assessment and risk management, and our major financial risk exposures and the steps management takes to monitor and control such exposures;

• considering and discussing procedures in place to enforce our Code of Ethics and Business Conduct, and, if appropriate, granting any requested waivers;
• reviewing, and if need be proposing and recommending changes to, the Company’s Whistleblower Policy;
• reviewing and approving procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
• reviewing and approving related person transactions pursuant to our written policy described below under “Related Person Transaction Policy and Procedures.”

Each member of the audit committee is independent as that term is defined in the rules and regulations of the SEC and the rules of the NYSE.

The audit committee charter is available on our website at www.inventrustproperties.com through the “Investor Relations – Governance – Board Committees and Charters” tab. In addition, a printed copy of the charter is available to any stockholder without charge by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations.

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Corporate Governance Principles

Compensation Committee
Members: Julian Whitehurst (Chairperson) Amanda Black

The compensation committee has sole responsibility for determining the compensation that we pay to our chief executive officer and is responsible for approving the compensation for our other named executive officers.

Scott Nelson Paula Saban Number of Meetings in 2021: 5	• shall periodically review the human capital practices and compensation philosophy of the Company; has the direct responsibility to compensate and oversee any and all compensation advisors;

• has the authority to also utilize the services of the Company’s regular legal counsel or other advisors to the Company
• has sole responsibility for overseeing the annual evaluation of, and determining the compensation that we pay to, our chief executive officer
• is responsible for reviewing and approving the compensation for our other named executive officers;
• is responsible for reviewing and approving, or making recommendations to the Board regarding, the Company’s incentive compensation and equity-based plans and arrangements;
• has the authority to establish, oversee and/or review all other executive compensation policies, plans and arrangements of the Company;
• is responsible for reviewing and making recommendations to the Board regarding directors compensation; and

•   shall oversee and annually review the Company’s human capital programs, including diversity, equity and inclusion, as well as culture, talent management, training and organizational health and wellness.

Consistent with the requirements of Rule 10C-1 of the Exchange Act and any other applicable listing requirements and rules and regulations of the NYSE, the committee:

•   has the sole and exclusive authority, as it deems appropriate to retain and/ or replace, as needed, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the committee believes to be necessary or appropriate (the “compensation advisors”);

• has the direct responsibility to compensate and oversee any and all compensation advisors;
• has the authority to also utilize the services of the Company’s regular legal counsel or other advisors to the Company

Each member of the compensation committee is independent and meets the additional standards for the independence of compensation committee members set forth in Section 303A.02 of the NYSE Listed Company Manual, and each is a “non-employee director,” as defined by Section 16 of the Exchange Act.

The compensation committee charter is available on our website at www.inventrustproperties.com through the “Investor Relations – Governance – Board Committees and Charters” tab. In addition, a printed copy of the charter is available to any stockholder without charge by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations.

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Corporate Governance Principles

Executive Committee
Members:	The primary purpose of the executive committee is to:
Paula Saban (Chairperson) Thomas McGuinness Scott Nelson Julian Whitehurst	• exercise the powers of the Board in between regularly scheduled quarterly Board meetings, subject to certain limitations;

•   exercise the powers of the Board in the review and approval of real estate transactions, borrowings and related matters, up to certain threshold amounts, when such matters exceed the scope of management’s authority;

Number of Meetings in 2021: 6	• receive regular updates from management on real estate transactions, borrowings and related matters generally;

• review our capital allocation strategy, our investment and disposition program generally, and the performance of in-process real estate developments;

• review strategic planning for the Company with management and external advisors between board meetings; and

• review and approve matters that are outside of the authority and responsibilities of the audit, compensation and nominating and corporate governance committees.

Code of Ethics

Our Board has adopted a code of ethics and business conduct (the “Code of Ethics and Business Conduct”) applicable to our directors, officers and employees, which is available on our website at www.inventrustproperties.com through the “Investor Relations – Governance – Code of Ethics & Business Conduct” tab. In addition, printed copies of the Code of Ethics and Business Conduct are available to any stockholder, without charge, by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations. Within the time period required by the rules of the SEC, we will post on our website any amendment to, or waiver from, our Code of Ethics and Business Conduct.

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Proposal No. 1 Election of Directors

Our Board has nominated the eight individuals set forth below to serve as directors until the next annual meeting and until their successors are duly elected and qualify. We know of no reason why any nominee will be unable to serve if elected. If any nominee is unable to serve, or for good cause will not serve, your proxy may vote for another nominee proposed by the nominating and corporate governance committee and the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting and until the director’s successor is duly elected and qualifies. Our Board unanimously recommends that you vote “FOR” the election of all eight nominees.

Our Board of Directors

Set forth below for each director is a discussion of the experience, qualifications, attributes or skills that led the nominating and corporate governance committee and the Board to conclude that the director is qualified and should serve as a director of InvenTrust.

Age: 50 Director Since: 2017

STUART AITKEN

Mr. Aitken is a seasoned technology and marketing executive who currently serves as Chief Merchant and Marketing Officer of The Kroger Co. He previously served as Chief Executive Officer of 84.51°, a wholly owned data analytics subsidiary of The Kroger Co. Prior to joining Kroger, Mr. Aitken served as the chief executive officer of dunnhumby USA, LLC from July 2010 to June 2015. Prior to that, he served as Executive Vice President and Chief Marketing Officer for arts-and-crafts retailer Michael’s Stores. Previously, he led marketing strategies, loyalty marketing, data analytics, innovation and category management at Safeway, Inc. for nearly a decade.

Mr. Aitken received his Bachelor of Arts and Master of Science degrees in Information Management from Queen Margaret University and University of Strathclyde, respectively, both located in Scotland.

AMANDA BLACK

Ms. Black serves as the Managing Director and Portfolio Manager of JLP Asset Management, where she oversees all North American investments for the firm as portfolio manager for global and domestic real estate mutual funds and separate accounts. Prior to joining NWS in 2014, Ms. Black served as a Senior Vice President and Portfolio Manager at Ascent Investment Advisors from 2011 to 2014, where she co-managed a global REIT mutual fund and hedge fund. She has 20+ years of experience as an investor across a diverse set of investment firms and strategies with a specialization in real estate. Ms. Black holds an MBA from Saint Louis University and a B.S. from Southern Illinois University. She was a licensed CPA from 2001 to approximately 2004 and earned her CFA designation in 2005.

Age: 46 Director Since: 2018

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Proposal No. 1 Election of Directors

Age: 40 Director Since: 2021

DANIEL J. BUSCH

Mr. Busch serves as our President and Chief Executive Officer. Mr. Busch was appointed to the position of CEO & Director of InvenTrust Properties in August 2021. Prior to his appointment, Mr. Busch was appointed to President of InvenTrust in February 2021. He served as Executive Vice President, Chief Financial Officer and Treasurer of InvenTrust since 2019. Mr. Busch joined InvenTrust in September 2019, providing oversight to our financial and accounting practices, and ensuring the financial viability of the Company’s strategy. Prior to that, Mr. Busch served as Managing Director, Retail at Green Street Advisors, an independent research and advisory firm for commercial real estate industry in North America and Europe, where he conducted independent research on the shopping center, regional mall, and net lease sectors. Previously, Mr. Busch served as an equity research analyst at Telsey Advisory Group. He is a member of the Urban Land Institute, contributing as an active member on the Commercial and Retail Development Council. Mr. Busch received a B.S. in Applied Economics and Management from Cornell University and an MBA with specializations in general finance, financial instruments and markets from New York University.

THOMAS F. GLAVIN

Mr. Glavin is the owner of Thomas F. Glavin & Associates, Inc., a certified public accounting firm that he started in 1988. In that capacity, Mr. Glavin specializes in providing accounting and tax services to closely held companies. Mr. Glavin began his career at Vavrus & Associates, a real estate firm, located in Joliet, Illinois, that owned and managed apartment buildings and health clubs. At Vavrus & Associates, Mr. Glavin was an internal auditor responsible for reviewing and implementing internal controls. In 1984, Mr. Glavin began working in the tax department of Touche Ross & Co., where he specialized in international taxation. In addition to his accounting experience, Mr. Glavin also has been involved in the real estate business for over 20 years. Mr. Glavin was a partner in Gateway Homes, which zoned, developed and managed a 440-unit manufactured home park in Frankfort, Illinois. The Manufactured Home Community was sold in April 2019. Mr. Glavin received his bachelor’s degree in accounting from Michigan State University in East Lansing, Michigan and a Master of Science in taxation from DePaul University, Chicago, Illinois. Mr. Glavin is a member of the Illinois CPA Society and the American Institute of Certified Public Accountants.

Age: 62 Director Since: 2007

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Proposal No. 1 Election of Directors

Age: 65 Director Since: 2016

SCOTT A. NELSON

Mr. Nelson is Principal of SAN Prop Advisors, a retail real estate advisory firm that he started in early 2016. SAN Prop advises clients on real estate strategy, organizational structure, and property administration. Prior thereto, he served in various real estate capacities, including senior vice president positions, at Target Corporation, since 1995. Most recently, he served as Senior Vice President Target Properties Canada from 2015 to 2016; Senior Vice President, Target Properties – U.S. in 2014, and Senior Vice President, Target Real Estate from 2007 to 2014. In these roles, he was instrumental in the acquisition, development and optimization of Target’s retail real estate portfolio. Previously, Mr. Nelson spent 10 years at Mervyn’s, a West Coast department store where he served in various positions including Director of Real Estate. He has a CRX (Certified Retail Property Executive) designation from the International Council of Shopping Centers. Since 2008, Mr. Nelson has served as a Board member of Heart of America, a non-profit focused on volunteering and learning environments in schools.

PAULA SABAN

Ms. Saban has worked in the financial services and banking industry for over 25 years. She began her career in 1978 with Continental Bank, which later merged into Bank of America. From 1978 to 1990, Ms. Saban held various consultative sales roles in treasury management and traditional lending areas. She also managed client service teams and developed numerous client satisfaction programs. In 1990, Ms. Saban began designing and implementing various financial solutions for clients with Bank of America’s Private Bank and Banc of America Investment Services, Inc. Her clients included top management of publicly held companies and entrepreneurs. In addition to managing a diverse client portfolio, Ms. Saban was responsible for client management and overall client satisfaction. She retired from Bank of America in 2006 as a Senior Vice President/Private Client Manager. In 1994, Ms. Saban and her husband started a construction products company, Newport Distribution, Inc., of which she was secretary and treasurer, and a principal shareholder. The business was sold to a strategic buyer in 2021. Ms. Saban currently serves as a project-based development director of InterimExecs, a placement firm for interim CXO’s.

Ms. Saban received her bachelor’s degree from MacMurray College, Jacksonville, Illinois, and her Master of Business Administration degree from DePaul University, Chicago, Illinois. She is a former president of the Fairview Elementary School PTA and a former trustee of both the Goodman Theatre and Urban Gateways. Ms. Saban served as the legislative chair of Illinois PTA District 37 and as liaison to the No Child Left Behind Task Force of School District 54. Ms. Saban previously served on the Board of Hands On Suburban Chicago, a not-for-profit organization that matches community and corporate volunteers of all ages and skills with opportunities to connect and serve. Ms. Saban is Co-Chair for Women Build, an initiative of Habitat for Humanity of Northern Fox Valley Illinois. Ms. Saban is a member of the Private Directors Association of Chicago and Madame Chair.

Age: 68 Director Since: 2004 Chairperson Since: 2017

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Proposal No. 1 Election of Directors

MICHAEL A. STEIN

Mr. Stein served as Senior Vice President and Chief Financial Officer of ICOS Corporation, a biotechnology company, from 2001 until its acquisition by Eli Lilly in 2007. Mr. Stein was Executive Vice President and Chief Financial Officer of Nordstrom, Inc. from 1998 to 2000. He served in various capacities with Marriott International, Inc. from 1989 to 1998, including Executive Vice President and Chief Financial Officer from 1993 to 1998. Previously, Mr. Stein spent nearly 20 years in public accounting at Arthur Andersen LLP, where he was a Partner.

Mr. Stein has served on the board of directors of Apartment Investment and Management Company (AIMCO), a New York Stock Exchange listed public real estate investment trust, since 2004. AIMCO is focused on property development, redevelopment and various other value-creating investment strategies, targeting the U.S multifamily market. He is currently chair of the investment committee, and serves on AIMCO’s audit, compensation and human resources, and nominating, environmental, social, and governance committee. From mid-December 2020, when it was spun-off from AIMCO, until its first annual meeting, on December 7, 2021, Mr. Stein served on the board of Directors of Apartment Income REIT Corp (AIR), a New York Stock Exchange listed public real estate investment trust focused on the ownership and management of quality apartment communities located in the largest markets in the United States. He was a member of the audit, compensation and human resources, and nominating and corporate governance committees at AIR. He has also served on the board of directors of two other NYSE companies, Nautilus, Inc. (2007 to 2011) and Getty Images, Inc. (2002-2008), and Providence Health & Services, a not-for-profit health system, (2008 to 2016), and Fred Hutchinson Cancer Research Center (2001 to 2007). Mr. Stein has a Bachelor of Science degree from the University of Maryland.

Age: 72 Director Since: 2016

Age: 64 Director Since: 2016

JULIAN WHITEHURST

Mr. Whitehurst has served as a director of National Retail Properties, Inc., since February 2017, as CEO of National Retail Properties since April 2017, as President since May 2006, and as Chief Operating Officer since June 2004. Mr. Whitehurst also previously served as Executive Vice President of National Retail Properties from February 2003 to May 2006, as Chief Operating Officer from June 2004 to April 2017 and as Secretary from May 2003 to May 2006, and previously served as General Counsel from 2003 to 2006. On January 19, 2022, Mr. Whitehurst retired as Chief Executive Officer and resigned from the National Retail Properties effective as of April 28, 2022. Prior to February 2003, Mr. Whitehurst was a shareholder at the law firm of Lowndes, Drosdick, Doster, Kantor & Reed, P.A. Mr. Whitehurst is a member of ICSC and Nareit and serves on the Nareit Advisory Board of Governors.

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Proposal No. 1 Election of Directors

Director Compensation

Under our Director Compensation Program, effective as of May 1, 2017 (the “Director Compensation Program”), each non-employee director is entitled to receive an annual cash retainer of $65,000. Non-employee directors are not entitled to meeting fees for attending individual Board or committee meetings. Non-employee committee members and chairpersons and our non-executive chairperson are entitled to receive additional annual cash retainers as indicated below. In addition to the cash retainers, under the Director Compensation Program each non-employee director is entitled to an annual award of restricted stock units (“RSUs”) valued at $110,000. Each annual RSU award will be granted at our annual meeting of stockholders and will vest in full on the earlier of (i) the date of the next annual meeting of our stockholders following the grant date or (ii) the first anniversary of the grant date, subject to the director’s continued service on the vesting date.

Annual Independent Director Compensation

Additional Cash Compensation
Independent Chairperson: $50,000
Audit Committee Chair: $23,000 Member: $10,000	Nominating & Corporate Governance Committee Chair: $12,000 Member: $5,000
Compensation Committee Chair: $17,500 Member: $7,500	Executive Committee Chair: $15,000 Member: $6,000

On May 6, 2021, the date of our 2021 annual meeting, each non-employee director in service on such date received an annual RSU award covering 38,062 shares, which was adjusted to 3,807 shares after the Company effectuated a one-for-ten reverse stock split on August 5, 2021. The number of RSUs subject to each RSU award granted to a non-employee director in 2021 was calculated based on the most recent estimated value per share of our common stock at the time of the grant, which was as of December 17, 2020. Each award generally settles partly in shares of our common stock (75%) and partly in cash (25%).

Business Expenses

Pursuant to the terms of the Director Compensation Program and our standard expense reimbursement policy, we reimburse each non-employee director for reasonable business expenses incurred by the director in connection with his or her services to us.

Annual Meeting of Stockholders & Proxy Statement 2022

Executive Compensation

Director Compensation Table

The following table provides additional detail regarding the 2021 compensation of our non-employee directors:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Amanda Black	82,500	110,000	192,500
Thomas F. Glavin	93,000	110,000	203,000
Scott A. Nelson	78,500	110,000	188,500
Paula Saban	137,500	110,000	247,500
Michael A. Stein	80,000	110,000	190,000
Julian E. Whitehurst	88,500	110,000	198,500
Stuart Aitken	87,000	110,000	197,000

1.	Mr. Busch [and Mr. McGuinness] did not receive any compensation for services on the Board in 2021.
2.	Amounts reflect annual Board cash retainers and, if applicable, additional cash retainers described above for committee and chair service, in each case, earned in 2021.
3.

Reflects RSUs granted under our Director Compensation Program to each director in 2021. See “Director Compensation - Equity Compensation” for additional information. Amounts reflect the grant date fair value of the RSUs in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (“ASC Topic 718”). Additional details on accounting for stock-based compensation can be found in Note [2]: “Summary of Significant Accounting Policies-Stock-Based Compensation” and Note [11]: “Stock-Based Compensation” of our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021. The RSUs will vest in full on the Annual Meeting date, or May 5, 2022.

The aggregate number of RSUs outstanding at December 31, 2021 for each of our non-employee directors is set forth in the table below:

Amanada Black	3,807

Thomas F. Glavin	3,807

Scott A. Nelson	3,807

Paula Saban	3,807

Michael A. Stein	3,807

Julian E. Whitehurst	3,807

Stuart Aitken	3,807

Compensation Committee Interlocks and Insider Participation

During fiscal 2021, Mr. Whitehurst, Ms. Black, Mr. Nelson and Ms. Saban served on the compensation committee, with Mr. Whitehurst serving as its Chairperson. No member of our compensation committee was, during 2021, an officer, former officer or employee of the Company or any of our subsidiaries or had a relationship requiring disclosure by us under Item 404 of Regulation S-K. None of our executive officers served as a member of (i) the compensation committee of another entity in which one of the executive officers of such entity served on our compensation committee or (ii) the compensation committee of another entity in which one of the executive officers of such entity served as a member of our Board.

Director Meetings Attendance

During the year ended December 31, 2021, our Board met eight times. Each of our directors attended at least 75% of the aggregate amount of the meetings of the Board and any committee on which he or she served in 2021. We encourage our directors to attend our annual meetings. All directors who were directors at the time of our annual meeting held on May 6, 2021 attended the meeting.

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Executive Compensation

Compensation Discussion and Analysis

This section discusses the principles underlying our policies and decisions with respect to the compensation of our executive officers who are named in the “Summary Compensation Table” below and the principal factors relevant to an analysis of these policies and decisions. In 2021, our “named executive officers” (“NEOs”) and their positions were as follows:

THOMAS P. MCGUINNESS, Former President & Chief Executive Officer

Mr. McGuinness, 65, resigned as President of the Company, effective February 22, 2021 and retired as Chief Executive Officer on August 6, 2021. Mr. McGuinness will not seek reelection to the Board at the 2022 Annual Meeting of Stockholders.

DANIEL J. BUSCH, President, President & Chief Executive Officer (1)

Mr. Busch, 40, currently serves as President and Chief Executive Officer of the Company. Mr. Busch’s biographical information is set forth under “Election of Directors” above.

CHRISTY L. DAVID, E.V.P., Chief Operating Officer, General Counsel & Secretary (2)

Ms. David, 43, was appointed as InvenTrust’s Chief Operating Officer in February 2021. She had previously served as Chief Investment Officer, General Counsel and Corporate Secretary. Ms. David joined InvenTrust in 2014 as Managing Counsel – Transactions and held that position until November 2016 when she was named Vice President, Deputy General Counsel and Secretary. Ms. David was promoted to InvenTrust’s General Counsel in 2017 and has served in that role since that time. Prior to joining InvenTrust, Ms. David served at The Inland Group Inc., where she managed, reviewed and drafted legal documents and matters regarding InvenTrust’s acquisitions, dispositions, corporate contracts and spin-offs. Prior to joining the Inland Group, Ms. David served as an Associate Attorney at The Thollander Law Firm and held various positions at David & Associates. Ms. David serves on the Ravinia Associates Board as well as its Nominating Committee. Ms. David received a Juris Doctor from Washington University School of Law and a Bachelor of Business Administration in Finance from Loyola University.

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Executive Compensation

MICHAEL PHILLIPS, E.V.P., Chief Financial Officer & Treasurer (3)

Mr. Phillips, 40, was appointed to the position of CFO of InvenTrust Properties in August 2021. Prior to his appointment, Mr. Phillips served as Senior Vice President and Chief Accounting Officer of InvenTrust. He has been with InvenTrust since 2009, serving in various senior financial and accounting roles such as Controller, Director for Internal Reporting and Senior Accounting Manager for Financial Reporting. Prior to joining the Company, Mr. Phillips worked at Pasquinelli Homebuilding for five years, serving as Manager of Finance. He graduated from The University of Iowa Tippie College of Business with a Bachelor of Business Administration in Finance and received a Master of Science in Real Estate from Roosevelt University. Mr. Phillips is a licensed certified public accountant in the State of Illinois.

1.

(1) Mr. Busch was appointed President of the Company, effective February 22, 2021 and Chief Executive Officer of the Company, effective August 6, 2021. Mr. Busch stepped down as Chief Financial Officer, effective August 6, 2021.

2.	(2) Ms. David was appointed Chief Operating Officer of the Company, effective February 22, 2021.
3.	(3) Mr. Phillips was appointed Chief Financial Officer and Treasurer of the Company, effective August 6, 2021.

This section provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program and each compensation component that we provided in 2021. Each of the key elements of our executive compensation program is discussed in more detail below. The following discussion and analysis of compensation arrangements of our NEOs should be read together with the compensation tables and related disclosures set forth below.

Our executive compensation program is designed to provide a total compensation package intended to align executive compensation with the Company’s performance and with stockholder interests, and to attract, motivate and retain talented and experienced executive officers through competitive compensation arrangements.

At our annual meeting of stockholders on May 6, 2021 (the “2021 Annual Meeting”), we provided our stockholders with an advisory vote to approve the compensation of our NEOs (the “say-on-pay proposal”). At the 2021 Annual Meeting, our stockholders approved, on an advisory basis, the compensation of our NEOs, with over 79% of the votes cast in favor of the say-on-pay proposal. In addition, at our 2021 Annual Meeting, we provided our stockholders with an advisory vote to approve the frequency of our future say-on pay votes and over 62% of the votes cast at the 2021 Annual Meeting voted in favor of a triennial vote. Accordingly, our Board and our compensation committee determined that we will hold a say-on-pay proposal vote to approve the compensation of our NEOs every three years. We presently expect that our next say-on-pay advisory vote will be conducted at our 2024 Annual Meeting and that our next frequency vote will be held at our 2027 Annual Meeting.

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Executive Compensation

Executive Summary

On October 12, 2021, the Company’s shares of common stock were listed and began trading on the New York Stock Exchange (“NYSE”) under the ticker symbol “IVT” (the “NYSE Listing”). On August 5, 2021, in connection with the Board’s decision to prepare for a liquidity alternative, including the NYSE Listing, the Company effected a 1-for-10 reverse stock split of its common stock. As a result of the reverse stock split, every ten shares of issued and outstanding common stock were changed into one share of common stock, with any fractional shares being rounded up to the next higher whole share. Unless otherwise noted, the share information in this Proxy Statement, and the Annual Report and accompanying consolidated financial statements have been retroactively adjusted to give effect to the 1-for-10 reverse stock split for all periods presented.

Summary of 2021 Financial and Operational Results

InvenTrust is a premier Sun Belt, multi-tenant essential retail REIT that owns, leases, redevelops, acquires, and manages grocery-anchored neighborhood and community centers, as well as high-quality power centers that often have a grocery component. We pursue our business strategy by:

•	Acquiring retail properties in Sun Belt markets;

•	Opportunistically disposing of retail properties;

•	Maintaining a flexible capital structure; and

•	Enhancing environmental, social and governance practices and standards.

Acquiring retail properties in Sun Belt markets. InvenTrust focuses on Sun Belt grocery-anchored neighborhood and community centers, and select power centers that often have a grocery component, in markets with favorable demographics, including above average growth in population, employment, income and education levels. We believe these conditions create favorable demand characteristics for grocery-anchored and necessity-based essential retail centers which will position us to capitalize on potential future rent increases while benefiting from sustained occupancy at our centers. Our strategically located regional field offices are within a two-hour drive of 90% of our properties which affords us the ability to respond to the needs of our tenants and provides us with in-depth local market knowledge. We believe that our Sun Belt portfolio of high quality grocery-anchored assets is a distinct differentiator for us in the marketplace.

Opportunistically disposing of retail properties. We continue to opportunistically dispose of properties where we believe they no longer meet our investment criteria. These dispositions will allow the Company to re-deploy the proceeds in more attractive opportunities in Sun Belt markets.

Maintaining a flexible capital structure. We believe our current capital structure provides us with the financial flexibility and capacity to fund our current capital needs as well as future growth opportunities. We believe we have the liquidity necessary to continue executing on our strategic and operational objectives while exhibiting focused and disciplined capital allocation. Our flexible capital structure and ample liquidity will allow us to take advantage of future growth opportunities that meet our investment criteria.

Enhancing environmental, social and governance practices and standards. We continue to focus on environmental, social and governance (“ESG”) practices and standards across our platform. We believe we can enhance our communities, conserve resources and foster a best-in-class working environment while growing long term shareholder value. We remain committed to transparency in our investment strategy with a focus on operating efficiency, responding to evolving trends, and addressing the needs of our tenants and communities by continuing to fully integrate environmental sustainability, social responsibility, and strong governance practices throughout our organization. We believe our concentrated portfolio and focused strategy will allow us to adapt to the evolving needs of stakeholders.

Funds From Operations

The National Association of Real Estate Investment Trusts (“NAREIT”), an industry trade group, has promulgated a widely accepted non-GAAP financial measure of operating performance known as Funds From Operations (“NAREIT FFO”). Our

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Executive Compensation

NAREIT FFO is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for unconsolidated joint ventures are calculated to reflect our proportionate share of the joint venture’s funds from operations on the same basis.

In calculating NAREIT FFO, impairment charges of depreciable real estate assets are added back even though the impairment charge may represent a permanent decline in value due to the decreased operating performance of the applicable property. Furthermore, because gains and losses from sales of property are excluded from NAREIT FFO, it is consistent and appropriate that impairments, which are often early recognition of losses on prospective sales of property, also be excluded. If evidence exists that a loss reflected in the investment of an unconsolidated entity is due to the impairment of depreciable real estate assets, our share of these impairments is added back to net income in the determination of NAREIT FFO.

We believe NAREIT FFO Applicable to Common Shares and Dilutive Securities, when considered with the financial statements determined in accordance with GAAP, is helpful to investors in understanding our performance because the historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values historically rise and fall with market conditions, presentations of operating results for a REIT, using historical accounting for depreciation, could be less informative.

Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of our operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within NAREIT FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. In that regard, we use Core FFO as an input to our compensation plan to determine cash bonuses and measure the achievement of certain performance-based equity awards.

Our adjustments to NAREIT FFO to arrive at Core FFO include removing the impact of (i) amortization of debt premiums, discounts, and financing costs, (ii) amortization of above and below-market leases and lease inducements, (iii) depreciation and amortization of corporate assets, (iv) straight-line rent adjustments, (v) gains (or losses) resulting from debt extinguishments (vi) other non-operating revenue and expense items which, in our judgement, are not pertinent to measuring on-going operating performance, (vii) adjustments for unconsolidated joint ventures to reflect our share of the ventures’ Core FFO on the same basis. Our calculation of Core FFO Applicable to Common Shares and Dilutive Securities does not consider any capital expenditures.

Other REITs may use alternative methodologies for calculating similarly titled measures, which may not be comparable to our definition and calculation of NAREIT FFO Applicable to Common Shares and Dilutive Securities or Core FFO Applicable to Common Shares and Dilutive Securities. Furthermore, NAREIT FFO and Core FFO are not necessarily indicative of cash flow available to fund cash needs and should not be considered as alternatives to net income as an indication of our performance. NAREIT FFO and Core FFO should not be considered as alternatives to our cash flows from operating, investing, and financing activities. Nor should NAREIT FFO and Core FFO be considered as measures of liquidity, our ability to make cash distributions, or our ability to service our debt.

On December 17, 2020, our Board approved an increase to our annual distribution rate effective for the quarterly distribution paid in April 2021, from $0.0759 per share to $0.0782 per share, on an annualized basis. The adjustment to the distribution rate equates to a 2021 calendar year total distribution of $0.0776 per share (an annual rate of $0.0759 per share paid in January 2021, an annual rate of $0.0782 per share paid in each of April and July). On August 5, 2021, the Board approved and the Company effected a one for ten reverse stock split of each issued and outstanding share of the Company. As a result the annualized distribution rate was adjusted from $0.0782 per share to $0.782 per share paid beginning in October 2021. Additionally, on August 5, 2021, our Board announced an increase to our annual distribution rate effective for the quarterly distribution payable in January 2022, from $0.782 per share to $0.821, on an annualized basis.

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Executive Compensation

Compensation Elements

Our executive compensation program for 2021 consisted of the following elements: base salary, annual cash bonus, equity-based long-term incentive awards, retirement benefits and health/welfare benefits. Each of these elements taken separately, as well as each of these elements taken as a whole, was necessary to support our overall compensation objectives. The following table sets forth the key elements of our NEOs compensation for 2021, along with the primary objective associated with each element of compensation.

The compensation committee believes that executive compensation should reflect the value created for our stockholders, while supporting our operational goals and long-term business plans and strategies. In addition, the compensation committee believes that such compensation should assist us in attracting and retaining key executives critical to our long-term success.

Good Governance and Best Practices

With respect to our executive compensation program, we are committed to staying apprised of current issues, emerging trends, and best practices. To this end, when considering executive officer compensation packages for 2021, our compensation committee worked with our independent compensation consultant, FPL Associates (“FPL”), to conduct a comprehensive market analysis of our executive compensation program and pay, and to generally align target direct compensation for our NEOs conservatively relative to the median of the applicable peer group.

Our executive compensation programs and practices for 2021 included the following features, which we believe are mindful of the concerns of our stockholders.

•	Our NEOs were eligible to earn annual bonuses based upon achievement of specific annual financial, operational and individual objectives that were designed to challenge the NEOs to strong performance.

•	Our NEOs participated in equity-based incentive plans which provided incentives that are linked directly to increases in the value of the Company.

•	In addition to time-vesting awards, our 2021 equity incentive program for our NEOs includes performance vesting awards, the vesting of which is based on the achievement of key financial metrics.

•	Our NEOs participated in broad-based Company-sponsored benefits programs on the same basis as other full-time employees.

•	Our NEOs participated in the same defined contribution retirement plan as other employees.

•	FPL, our independent compensation consultant, was retained directly by and reported to the compensation committee.

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Executive Compensation

•	Our compensation committee, in conjunction with FPL, developed comparative peer groups to analyze the competitiveness of the total pay opportunity provided to our NEOs.

•	We did not provide our executive officers or other employees with tax gross-up payments, supplemental retirement benefits or perquisites.

Stockholder Interest Alignment

Equity awards granted in 2021 to our NEOs included grants of both time-vesting and performance vesting RSU awards, which entitle each executive to receive shares of our common stock upon vesting of the RSU award. Our annual bonus program, combined with grants of equity-based awards, creates a balanced focus on the achievement of short-term and long-term financial and operational goals. Our compensation committee believes that this “at risk” compensation in the form of annual bonuses and long-term equity-based incentives plays a significant role in aligning management’s interests with those of our stockholders. The below chart reflects our NEO compensation package mix:

Determination of Compensation

Roles of Our Compensation Committee and Chief Executive Officer in Compensation Decisions

Our compensation committee is responsible for overseeing our executive compensation program, as well as determining and approving the ongoing compensation arrangements for our NEOs. Our compensation committee evaluates the individual performance and contributions of our Chief Executive Officer. Our Chief Executive Officer evaluates the individual performance and contributions of each other NEO, and reports to our compensation committee his recommendations regarding the other NEOs’ compensation.

Engagement of Compensation Consultant

For 2021, our compensation committee retained the services of FPL to serve as the compensation committee’s independent compensation consultant. FPL was engaged to assist the compensation committee with a variety of tasks, which included among other things, analyzing executive and Board compensation relative to peer companies. FPL did not provide any other services to the Company in 2021. Our compensation committee has determined that FPL is independent and does not have any conflicts of interest with the Company.

Peer Group Review

With respect to the compensation packages offered to our NEOs, the compensation committee reviewed total cash and long- term compensation levels for executive officers of the Company against those of our peer group companies in an effort to set executive compensation at levels that will attract and motivate qualified executives while rewarding performance based on corporate objectives. The compensation committee set compensation levels for each executive officer on the basis of several factors, including the executive officer’s level of experience, competitive market data applicable to the executive officer’s positions and functional responsibilities, promoting recruitment and retention, the performance of the executive officer and the Company’s annual and long-term performance, as applicable.

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Executive Compensation

The peer group used to set 2021 base salaries, bonus targets and long-term equity awards for our NEOs consisted of the following 10 similarly sized REITs:

Executive Compensation Philosophy and Objectives

The market for experienced management is highly competitive in our industry. One of our principal goals and keys to our success is to attract and retain the most highly qualified executives to manage each of our business functions. Our compensation committee works with FPL to understand competitive pay practices within the REIT industry and to design executive compensation programs that fit our business strategy and align the interests of our NEOs with those of our stockholders.

Elements of Executive Compensation Program

The following describes the primary components of our executive compensation program for each of our NEOs for 2021, the rationale for each component and how compensation amounts were determined.

Base Salary

In 2021, we provided our NEOs with a base salary to compensate them for services rendered to us during the year. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The base salaries for each of the NEOs for 2021 were determined based in part on the analysis by FPL of the compensation practices of companies in the Company’s peer group. The following table sets forth the annual base salary rates for each of our NEOs for 2021.

Name	2021 Annual Base Salary

Thomas P. McGuinness	$819,546

Daniel J. Busch	$775,000

Christy L. David	$490,000

Michael Phillips	$375,000

Mr. Busch’s annual base salary rate was increased to $775,000 in connection with his appointment as Chief Executive Officer, effective August 6, 2021, Ms. David’s annual base salary rate was increased to $490,000 in connection with her appointment as Chief Operating Officer, effective February 22, 2021 and Mr. Phillips’ annual base salary rate was increased to $375,000 in connection with his appointment as Chief Financial Officer, effective, August 6, 2021.

Annual Cash Bonuses

Our 2021 compensation program for our NEOs was designed to align key financial and operational achievements with the annual cash bonuses to such NEOs. Annual cash bonuses were focused primarily on financial performance for 2021, as well as individual performance. Under our annual bonus programs for 2021, our NEOs were eligible to earn cash bonuses based on each of their individual performances in support of our financial, operational, and cultural goals for 2021, as well as our achievement in 2021 of performance goals relating to Core FFO applicable to Common Shares and Dilutive Securities per share, Same-Property Modified Net Operating Income (“NOI”) growth and strategic initiatives. For more information regarding these metrics and why management believes they are useful for investors, please see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2021.

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Executive Compensation

The strategic initiative objectives were determined to be the following:

•	Maintain a disciplined and accountable operations platform;
•	Maintain a disciplined balance sheet and capital allocation strategy; and
•	Further solidify compliance reporting standards.

In response to these metrics, management did the following in an effort to achieve these strategic initiative:

2021 Strategic Initiatives Management endorses that the company delivered on all strategic initiatives that were set for 2021

Deliverable	Result
Platform Readiness

Enhanced Disclosure	Completed. Supplemental was distributed in conjunction with the October listing
Budget and Reforecasting	Provided inagural guidance in 3Q21. Year end results within guidance range.
Operations & Leasing
Stabilize portfolio	Leased occupancy increased 110 bps in 2021 to 93.9%
Achieve redevelopment benchmarks for active pipeline	Projects are on time and on budget
Continue to renegotiate non- economic leasing terms	Increased fixed CAM percentages year-over-year; unfavorable lease terms were continually removed in 2021
Culture & Employee Engagement
Implement successful return-to- work policy	Employees returned to work in November ‘21; office enhancements are underway to accommodate the new normal hybrid working model
Promote environment of transparency & accountability	Employee engagement since executive transition and listing has been overwhelmingly positive, evidenced by enhanced employee engagement and minimal to zero unwanted turnover

Our compensation committee believes these annual targeted operational and financial goals align with our strategy to attain long-term financial stability that will support sustained cash flows beneficial to our stockholders. Performance of each NEO was not evaluated solely upon satisfaction of pre-determined performance goals but was also evaluated subjectively by the compensation committee.

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Executive Compensation

For the Company’s 2021 fiscal year, each of the NEOs was eligible to receive an annual cash bonus based upon the achievement of certain performance criteria. Target annual cash bonus awards for Messrs. McGuinness, Busch and Phillips and Ms. David, were specified under the program, with threshold and maximum bonus levels determined on an annual basis. The target bonus levels for our NEOs for 2021 were:

Name	Target Annual Bonus (% of annual base salary)

Thomas P. McGuinness	125%

Daniel J. Busch	125%

Christy L. David	95%

Michael Phillips	95%

Under the annual bonus program for our NEOs, the 2021 performance goals were:

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Executive Compensation

2021 Company Performance Target: Same-Property NOI (2020-2021)

Threshold - 0.8x	Target - 1.0x	Maximum - 1.2x	2021 Results	Performance to Target Achieved

-2.0%	-0.5%	1.0%	4.4%	1.2x

Why is this Metric Important?

We evaluate the performance of our properties based on Same-Property Net Operating Income (“NOI”), which excludes general and administrative expenses, depreciation and amortization, provision for asset impairment, other income and expense, net, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, equity in (losses) earnings and (impairment), net, from unconsolidated entities, lease termination income and expense, and GAAP rent adjustments (such as straight-line rent, above/below market lease amortization and amortization of lease incentives). Same-Property NOI includes the results of our wholly owned properties and our pro rata share of the properties included in our IAGM joint venture.

Target

The 2021 Company Performance Target for Same-Property NOI growth was -0.5%. The target level was set based on the Company’s expectations for the year. Performance

Actual Same-Property NOI performance was 4.4%, which was above maximum performance.

2021 Company Performance Target: Core FFO / Share

Threshold - 0.8x	Target - 1.0x	Maximum - 1.2x	2021 Results	Performance to Target Achieved

$1.16	$1.29	$1.41	$1.41	1.2x

Why is this Metric Important?

Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within FFO and other unique revenue and expense items which are not pertinent to measuring a particular company’s on-going operating performance. We use Core FFO as an input to our compensation plan to determine cash bonuses and measure the achievement of certain performance-based equity awards.

Target

The 2021 Company Performance Target for Core FFO Per Share was $1.29 per share. The target level was set based on the Company’s expectations for the year. Performance

Actual Core FFO Per Share was $1.41, resulting in an achievement of 120% of target.[1]

1-Represents Core FFO per diluted share as a publicly reported, excluding bonus expense for above target performance.

Our compensation committee determined that the bonus amounts for the strategic initiatives objectives were payable at 100% of target for Mr. Busch, 100% of target for Ms. David, and 100% of target for Mr. Phillips. In addition, our compensation committee determined that the bonus amounts for individual performance were payable at 120% of target for Mr. Busch, 120% of target for Ms. David, and 120% of target for Mr. Phillips.

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Executive Compensation

Based on these results, bonuses were determined as follows for the NEOs:

Name	Core FFO per Share	Same Property NOI	Strategic Initiatives	Individual Performance	2021 Total Bonus

Daniel J. Busch	36%	36%	15%	30%	117%

Christy L. David	36%	36%	15%	30%	117%

Michael Phillips	36%	36%	15%	30%	117%

In connection with his resignation as President and retirement as Chief Executive Officer, Mr. McGuinness received a cash payment in the amount of $611,852 representing a prorated portion of his target annual performance bonus.

Long-Term Equity-Based Incentive

The goals of our long-term equity-based awards granted in 2021 were to promote and encourage efforts towards the execution of our long-term business plans and, thereby, to align the interest of our officers, including our NEOs, with those of our stockholders by directly linking the value of the RSUs granted to our NEOs with the value of the Company.

Restricted Stock Unit Awards

In 2021, our compensation committee approved the following RSU awards (with dividend equivalents) to our NEOs (the “RSU Awards”) under the InvenTrust Properties Corp. 2015 Incentive Award Plan (the “Incentive Award Plan”) and pursuant to one or more restricted stock unit award agreements (the “RSU Award Agreements”).

Name	Number of RSUs[1]

Thomas P. McGuinness[2]	60,476

Daniel J. Busch	108,302

Christy L. David	68,167

Michael Phillips	19,575

1)	Performance vesting RSUs are included at maximum performance levels.
2)

All unvested time-vesting restricted stock units held by Mr. McGuinness will vest in full as of the date on which he no longer provides services to the Company as an employee, consultant or director (other than due to a termination by the Company for “cause” or by Mr. McGuinness without “good reason”) and all performance-vesting restricted stock units held by Mr. McGuinness will remain outstanding and eligible to vest based on actual achievement of the applicable performance metrics, in accordance with their terms, pro-rated based on the number of days elapsed during the applicable performance period prior to Mr. McGuinness’ retirement date.

Total grants expressed above have been separated into two tranches, as described below:

3-YEAR CLIFF BESTING BASED ON THE ACHIEVEMENT OF PERFORMANCE METRICS
50%	3-Year Performance Based LTI Award	50% - Average Same Property NOI Growth Against NAREIT Center Index 50% - Core FFO per Share Against Target
50%	3-Year Time Based LTI Award	ANNUAL VESTING OF ONE-THIRD OF AWARD, SUBJECT TO CONTINUED EMPLOYMENT

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Executive Compensation

Time-Based Restricted Stock Units

Time-vesting RSU Awards granted to our NEOs in 2021 vest in three substantially equal annual installments on the last business day of each of 2021, 2022 and 2023, subject to the executive’s continued service. If an executive’s service is terminated by us other than for “cause,” or by the executive for “good reason,” in either case, on the date of, or during the twenty-four month period following, a change in control of the Company, or due to the executive’s death or “disability” (as defined in the RSU Award Agreement), any then-unvested time-based RSUs will vest in full upon such termination. Upon an executive’s termination of service for any other reason, any then-unvested time-based RSUs will automatically be cancelled and forfeited by the executive. Any RSUs that become vested will be paid to the executive in whole shares of our common stock within 60 days after the applicable vesting date.

Each RSU was granted in tandem with a corresponding dividend equivalent. Each dividend equivalent entitles the executive to receive payments equal to the amount of the dividends paid on the shares of common stock underlying the unvested RSUs to which the dividend equivalent relates.

Performance-Based Restricted Stock Units

Pursuant to the performance vesting RSUs granted to our NEOs in 2021, each NEO is eligible to vest in a number of RSUs ranging from 0% to 100% of the total number of RSUs granted, based on (i) the Company’s Core FFO per share of common stock (“Company Core FFO per Share”), and (ii) the average annual growth rate in the Company’s same-property NOI (“Company Same-Property NOI Growth”) compared to the average annual growth rate in the same-property net operating income of each of the members of the NAREIT Shopping Center Index (the “Shopping Center Index Same-Property NOI Growth”), in each case, during the performance period commencing on January 1, 2021 and ending on December 31, 2023 (the “Performance Period”), subject to the executive’s continued service.

Fifty percent of the performance vesting RSUs are designated as “Core FFO RSUs,” and 50% of the performance vesting RSUs are designated as “Same-Property NOI Growth RSUs.” With respect to the Core FFO RSUs, in the event that the Company Core FFO per Share is achieved at the “threshold,” “target” or “maximum” level established by the compensation committee, the award will become vested with respect to the percentage of Core FFO RSUs set forth below:

Core FFO Performance Vesting Percentage

0%

“Threshold Level”	25%

“Target Level”	50%

“Maximum Level”	100%

If the Company Core FFO per Share falls between the levels specified above, the percentage of Core FFO RSUs that vest will be determined using straight-line linear interpolation between such levels.

The Same-Property NOI Growth RSUs vest based on the Company Same-Property NOI Growth as compared to the Shopping Center Index Same-Property NOI Growth (the “Shopping Center Index Relative Performance”). In the event that the Shopping Center Index Relative Performance is achieved at the “threshold,” “target” or “maximum” level as set forth below, the award will become vested with respect to the percentage of Same-Property NOI Growth RSUs set forth below:

	Shopping Center Index Relative Performance	Same-Property NOI Growth Performance Vesting Percentage

	≤ 25th Percentile	0%

“Threshold Level”	> 25th Percentile	25%

“Target Level”	> 50th Percentile	50%

“Maximum Level”	> 85th Percentile	100%

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Executive Compensation

If the Shopping Center Index Relative Performance falls between the levels specified above, the percentage of Same-Property NOI Growth RSUs that vest will be determined using straight-line linear interpolation between such levels.

The table below sets forth the number of Core FFO RSUs and Same-Property NOI Growth RSUs awarded to each respective NEO:

Name	Core FFO RSUs	Same-Property NOI Growth RSUs

Thomas P. McGuinness	8,611	8,612

Daniel J. Busch	29,180	29,181

Christy L. David	16,955	16,955

Michael Phillips	6,525	6,525

If an NEO is terminated by the Company other than for“cause”, by the NEO for“good reason”, or due to the NEO’s death or disability prior to completion of the applicable performance period, the portion of the RSU Award that is subject to performance vesting will remain outstanding and eligible to vest in accordance with the performance vesting schedules described in the applicable RSU Award Agreement with the number of performance vesting RSUs that vest upon the completion of such performance period determined on a pro rata basis, based on the number of days that the NEO was employed during such performance period. If an NEO is terminated by the Company other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability, following the completion of the applicable performance period but prior to the date on which vested RSUs are paid, the RSUs will vest based on actual performance in accordance with the performance vesting schedules described in the applicable RSU Award Agreement. In either case, any performance vesting RSUs that do not become vested will be cancelled and forfeited by the NEO.

In addition, in the event of a change in control of the Company prior to the completion of the applicable performance period, the Core FFO RSUs will vest based on actual performance as of the date of the change in control (using pro-rated threshold, target and maximum level goals reflecting the portion of the performance period which was completed prior to the change in control), and the Same-Property NOI Growth RSUs will vest based on actual performance as of the last day of the Company’s most recently completed fiscal quarter preceding the date of the change in control, in each case, subject to the NEO’s continued service until immediately prior to the change in control. Any performance vesting RSUs that have not vested as of the date on which the change in control occurs will be cancelled and forfeited by the NEO.

Additional information regarding the vesting terms and conditions applicable to all outstanding RSU awards held by our NEOs is set forth under the heading “Potential Payments Upon Termination or Change in Control” below.

Performance-Based Restricted Stock Unit Vesting

On May 8, 2019, we granted awards of performance-vesting RSUs to Messrs. McGuinness and Phillips and Ms. David and on September 3, 2019 we granted awards of performance-vesting RSUs to Mr. Busch. Fifty percent of the performance-vesting RSUs were subject to vesting based on the Company’s Core FFO per share of common stock (“Core FFO RSUs”) and 50% of the performance-vesting RSUs were subject to vesting based on Same-Property NOI Growth (“Same-Property NOI Growth RSUs”), in each case, during the performance period commencing on January 1, 2019 and ending on December 31, 2021 (the “2019-2021 Performance Period”), subject to the executives’ continued service. Neither our relative performance with respect to the Core FFO per share of common stock metric nor our relative performance with respect to the Same Property NOI Growth metric during the 2019-2021 Performance Period has been determined. It is anticipated that our Core FFO per share of common stock and our Same- Property NOI Growth during the 2019-2021 Performance Period will be determined in the first quarter of 2022.

Other Elements of Compensation

In 2021, we provided customary employee benefits to our full- and part-time employees, including our NEOs, including medical and dental benefits, short-term and long-term disability insurance, accidental death and dismemberment insurance, and group life insurance.

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Executive Compensation

We have established a 401(k)-retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. In 2021, our NEOs were eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code (the“Code”) allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. For 2021, we matched dollar for dollar the contributions made by participants in the 401(k) plan for the first $6,000 of the employee’s contributions. These matching contributions are subject to vesting based on the participant’s years of service. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making matching contributions, adds to the overall desirability of our compensation packages and further incentivizes our employees in accordance with our compensation policies.

Severance and Change in Control-Based Compensation

As more fully described below under the caption “Potential Payments Upon Termination or Change in Control,” each of our NEOs has been designated as a participant in our Executive Severance and Change of Control Plan (the “Severance Plan”).

The terms and conditions of the Severance Plan and the payments and benefits to which the NEOs may become entitled under such plans in the event of a qualifying termination of employment are more fully described below under “Potential Payments Upon Termination or Change in Control.”

We believe that job security and terminations of employment, both within and outside of the change in control context, are causes of significant concern and uncertainty for senior executives and that providing protections to our NEOs in these contexts is therefore appropriate in order to alleviate these concerns and allow the executives to remain focused on their duties and responsibilities to the Company in all situations.

Furthermore, the RSU Award Agreements provide for accelerated vesting of the awards upon certain terminations of employment. A detailed description of the acceleration provisions applicable to the RSU Awards is set forth under the heading “Potential Payments Upon Termination or Change in Control” below.

McGuinness Resignation, Retirement, Separation and Consulting Agreement

On February 18, 2021, the Company and Mr. McGuinness entered into a Separation and Consulting Agreement (the “Separation Agreement”) that sets forth the terms of Mr. McGuinness’ resignation and retirement from the Company.

Pursuant to the Separation Agreement, McGuinness resigned as President of the Company effective February 22, 2021, and retired as Chief Executive Officer of the Company effective August 6, 2021.

Under the Separation Agreement, Mr. McGuinness will provide consulting services to the Company as may be requested by the Company’s then-current Chief Executive Officer or other executive officers during the period commencing on Mr. McGuinness’ retirement date and ending on May 1, 2022. The Separation Agreement provides that Mr. McGuinness will be available to render up to 10 hours of consulting services per week during the consulting period. In exchange for such consulting services, the Company will pay Mr. McGuinness a consulting fee of $50,000 per month. The consulting period may be terminated for any reason by either party on at least 30 days advance written notice; provided, however that if the consulting period is terminated by the Company without“cause” prior to May 1, 2022, the Company will pay Mr. McGuinness a lump sum cash amount equal to the value of the consulting fee that would otherwise have been payable for any full or partial month of his consulting services between the date of such termination and May 1, 2022. The Company has also agreed to reimburse Mr. McGuinness for any attorneys’ fees incurred by him in connection with the negotiation and drafting of the Separation Agreement.

In addition Mr. McGuinness is entitled to certain payments and benefits under the Separation Agreement as more fully described below under the caption “Potential Payments Upon Termination or Change in Control”.

The Separation Agreement also requires that Mr. McGuinness continue to comply with restrictive covenants pursuant to his letter agreement under (and defined in) the Severance Plan, provided that Mr. McGuinness’ noncompetition covenant will continue to apply through December 31, 2023 (rather than through the 12-month anniversary of his termination of employment).

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Executive Compensation

Tax and Accounting Considerations

Code Section 162(m)

Generally, Section 162(m) of the Code disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year to certain of its executive officers. We believe that we qualify as a REIT under the Code and generally are not subject to federal income taxes, provided that we distribute to our stockholders at least 90% of our taxable income each year. As a result of the Company’s tax status as a REIT, the loss of a deduction under Section 162(m) may not affect the amount of federal income tax payable by the Company. Therefore, our Board and our compensation committee generally have not taken the deductibility limit imposed by Section 162(m) into consideration in setting compensation.

Code Section 409A

Section 409A of the Code, or Section 409A, requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our NEOs, so that they are either exempt from, or satisfy the requirements of, Section 409A.

Code Section 280G

Section 280G of the Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies which undergo a change in control. In addition, Section 4999 of the Code imposes a 20% excise tax on the individual with respect to the excess parachute payment. Parachute payments are compensation linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans including share units and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G based on the executive’s prior compensation. In approving the compensation arrangements for our NEOs, our Board and our compensation committee consider all elements of the cost to our Company of providing such compensation, including the potential impact of Section 280G. However, our Board or our compensation committee may, in their judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G and the imposition of excise taxes under Section 4999 when they believe that such arrangements are appropriate to attract and retain executive talent.

Annual Meeting of Stockholders & Proxy Statement 2022

Executive Compensation

Fiscal 2022 Compensation Decisions

On February 23, 2022, our compensation committee approved certain aspects of the 2022 compensation program for our NEOs, as described below.

2022 Base Salary

The compensation committee approved the following 2022 annual base salaries for Messrs. Busch and Phillips and Ms. David:

Name	2022 Annual Base Salary

Daniel J. Busch	$800,000

Christy L. David	$500,000

Michael Phillips	$450,000

2022 Annual Cash Bonuses

The compensation committee also approved the Company’s 2022 annual bonus program for our NEOs, which includes certain modifications to the performance goals that applied to our NEOs under the Company’s 2021 annual bonus program. The program for 2022 includes Core FFO and Same Property NOI metrics weighted at 37.5% each and individual performance goals weighted at 25% in the aggregate. Under the 2022 program, each NEO’s individual performance goals include an environmental, social & governance component. Adjustments to the annual cash bonus program will include adjustments to performance bands.

Long-Term Equity Based Incentive

In addition, the compensation committee approved certain modifications to the Company’s 2022 long-term equity-based compensation program for NEOs. First, in order to increase the percentage of each NEO’s annual award that is subject to performance-based vesting, the compensation committee increased the allocation of performance-vesting RSUs to 67% of each NEO’s total award and reduced the allocation of time-vesting RSUs to 33% of each NEO’s total award. Second, in connection with the Company’s listing and to further align the compensation of the NEOs with the interests of our stockholders, the compensation committee replaced the Same Property NOI Growth and Core FFO Per Share Growth performance-vesting conditions with a single performance-vesting condition based on the Company’s relative total stockholder return as compared to the NAREIT Shopping Center Index.

Accounting for Stock-Based Compensation

We follow Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, or ASC Topic 718, for our stock-based compensation awards. ASC Topic 718 requires companies to calculate the grant date “fair value”of their stock-based awards using a variety of assumptions. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award. Grants of RSU Awards under the Incentive Award Plan are accounted for as equity awards under ASC Topic 718. Our compensation committee regularly considers the accounting implications of significant compensation decisions. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

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Executive Compensation Tables

Summary Compensation Table

The following table sets forth certain information with respect to the compensation earned by our NEOs for the years ended December 31, 2021, December 31, 2020, and December 31, 2019.

Name and Principal Position	Year	Salary($)	Bonus($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation($)(3)	Total($)

Thomas P. McGuinness	2021	564,761	-	1,498,899	611,852	261,617	2,937,129

Former President and Chief	2020	819,545	-	1,968,752	716,077	7,260	3,511,634

Executive Officer	2019	795,675	-	2,812,504	1,124,886	7,134	4,740,199

Daniel J. Busch	2021	624,231	-	2,286,626	806,511	7,160	3,724,528

President and Chief	2020	431,000	-	525,002	286,206	27,070	1,269,278

Executive Officer	2019	113,846	$150,000	750,002	141,298	50,949	1,206,095

Christy L. David	2021	491,413	-	1,480,027	544,635	7,152	2,523,227

Executive Vice President,	2020	399,351	-	306,250	265,189	7,066	977,856

Chief Operating Officer	2019	369,770	36,977	437,502	313,657	7,025	1,164,931

General Counsel & Secretary

Michael Phillips	2021	339,692	-	377,145	304,721	6,991	1,028,549

Executive Vice President,

Chief Financial Officer and Treasurer

(1)

Amounts reflect the full grant-date fair value of RSU Awards granted under the Incentive Award Plan in accordance with ASC Topic 718. With respect to the performance vesting portion of the RSU Awards, amounts reflect the value at the grant date based upon the probable outcome of applicable performance metrics under ASC Topic 718. The value of the performance vesting portion of RSU Awards granted to each of our NEOs in 2021 assuming maximum achievement is as follows: for Mr. McGuinness $497,745, for Mr. Busch $1,686,633, for Ms. David $979,999, for Mr. Phillips$377,145. Additional details on accounting for stock-based compensation can be found in Note [2]: “Summary of Significant Accounting Policies-Stock-Based Compensation” and Note [11]: “Stock-Based Compensation” of our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021.

(2)

For 2021, amounts represent the annual bonus awards earned by Messrs. Busch and Phillips and Ms. David in 2021 and paid in 2022 under our annual bonus program. In connection with his resignation as President and retirement as Chief Executive Officer, Mr. McGuinness received a cash payment in the amount of $611,852 representing a prorated portion of his target annual performance bonus.

(3)

The following table sets forth the amount of each other item of compensation paid to, or on behalf of, our NEOs during 2021 included in the “All Other Compensation” column. Amounts for each other item of compensation are valued based on the aggregate incremental cost to us, in each case without taking into account the value of any income tax deduction for which we may be eligible.

Name	Company Contributions to 401(k) Plan ($)	Life Insurance Premiums ($)	Other Payments ($) (a)	Total ($)

Thomas P. McGuinness	6,000	838	254,778	261,617

Daniel J. Busch	6,000	1,160	-	7,160

Christy L. David	6,000	1,152	-	7,152

Michael Phillips	6,000	991	-	6,991

(a)

Amounts reported in this column for Mr. McGuinness, include (i) $4,778 in COBRA Payments for Mr. McGuinness and (ii) $250,000 paid to Mr. McGuinness as compensation for his services as a consultant following his retirement as Chief Executive Officer, effective August 6, 2021.

Annual Meeting of Stockholders & Proxy Statement 2022

Executive Compensation

Grants of Plan-Based Awards in 2021

The following table sets forth information regarding grants of plan-based awards made to our NEOs for the year ended December 31, 2021.

								All Other Stock Awards: Number of Stock or Share Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
		Estimated Future Payout Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payout Under Equity Incentive Plan Awards(2)
Name	Grant Date	Threshold($)	Target ($)	Max ($)	Threshold (#) Target (#) Max (#)

Thomas P. McGuinness	N/A	-	611,852	-	-	-	-	-	-
	Feb 18, 2021	-	-	-	-	-	-	43,253	1,250,012
	Feb 18, 2021	-	-	-	4,306	8,612	17,223	-	497,745

Daniel J. Busch	N/A	484,375	968,750	1,453,125	-	-	-	-	-
	Feb 18, 2021	-	-	-	-	-	-	41,523	1,200,015
	Feb 18, 2021	-	-	-	10,381	20,762	41,523	-	1,200,015
	Aug 6, 2021	-	-	-	-	-	-	8,418	243,280
	Aug 6, 2021	-	-	-	4,210	8,419	16,838	-	486,618

Christy L. David	N/A	232,750	465,500	698,250	-	-	-	-	-
	Feb 18, 2021	-	-	-	-	-	-	34,257	990,027
	Feb 18, 2021	-	-	-	8,478	16,955	33,910	-	979,999

Michael Phillips	N/A	178,125	356,250	534,375	-	-	-	-	-
	Feb 18, 2021	-	-	-	-	-	-	3,895	112,566
	Feb 18, 2021	-	-	-	1,948	3,895	7,790	-	225,131
	Aug 6, 2021	-	-	-	-	-	-	2,630	76,007
	Aug 6, 2021	-	-	-	1,315	2,630	5,260	-	152,014

1.

Amounts represent the potential value of cash bonus awards that could have been earned for 2021 under our bonus programs. Under our annual bonus programs for 2021, our NEOs were eligible to earn cash bonuses based on (1) each of their individual performances in support of our financial, operational, and cultural goals for 2021, as well as our achievement in 2021 of performance goals relating to (2) Core FFO per share, (3) Same-Property NOI growth and (4) strategic initiatives. Please also see “Compensation Discussion and Analysis - Elements of Executive Compensation Program - Annual Cash Bonuses” for a detailed discussion of the 2021 bonus programs and the actual amounts paid to our NEOs thereunder.

2.

Amounts represent performance vesting RSU Awards granted under the Incentive Award Plan which vest (if at all) as to 50% of the RSUs on the basis of the 3-Year Company Core FFO Per Share and as to 50% of the RSUs on the basis of the 3-year Same-Property NOI Growth against the NAREIT Shopping Center Index. The performance vesting RSU Award is eligible to be earned from 25-100% of number of RSUs subject to the award and will be forfeited if threshold goals are not achieved.

3.	Represents the time-vesting RSU Awards granted under the Incentive Award Plan.

4.

Amounts reflect the full grant-date fair value of RSU Awards granted under the Incentive Award Plan in accordance with ASC Topic 718. Additional details on accounting for stock-based compensation can be found in Note [2]: “Summary of Significant Accounting Policies-Stock-Based Compensation” and Note [14]: “Stock-Based Compensation” of our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Severance Plan

On July 9, 2018, our compensation committee adopted the Severance Plan and has designated each of Messrs. McGuinness and Busch and Ms. David as participants in the Severance Plan. Mr. Phillips was designated as a participant in the Severance Plan as of August 6, 2021.

The terms and conditions of the Severance Plan and the payments and benefits to which the NEOs may become entitled under such plans in the event of a qualifying termination of employment are more fully described below under “Potential Payments Upon Termination or Change in Control.”

Separation Agreement

As described above, in connection with Mr. McGuinness’ resignation as President of the Company and retirement as Chief

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Executive Officer of the Company, the Company and Mr. McGuinness entered into the Separation Agreement, pursuant to which Mr. McGuinness is entitled to certain payments and benefits, more fully described below under “Potential Payments Upon Termination or Change in Control.” Pursuant to the Separation Agreement, Mr. McGuinness agreed that the payments and benefits provided to him under the Separation Agreement were in full satisfaction of any claims that he may have arising his employment, including, among other things, any claims for severance pay under the Severance Plan.

Outstanding Equity Awards at 2021 Year-End

The following table sets forth the RSU Awards held by each NEO as of December 31, 2021.

Name	Grant Date	Number of RSUs That Have Not Vested (#)	Market Value of RSUs That Have Not Vested ($)(1)	Number of Unearned RSUs That Have Not Vested (#)(4)	Market Value of Unearned RSUs That Have Not Vested ($)(1)(4)

	May 8, 2019(4)	-	-	34,489	940,170

Thomas P.	May 7, 2020(2)	12,181	332,054	-	-

McGuinness	May 7, 2020(4)	-	-	14,307	390,009

	February 18, 2021(3)	21,626	589,525	-	-

	February 18, 2021(4)	-	-	8,612	234,763

	September 3, 2019(4)	-	-	10,625	289,638

	May 7, 2020(2)	3,249	88,568	-	—

	May 7, 2020(4)	-	-	7,166	195,345

Daniel J. Busch	February 18, 2021(3)	13,909	379,159	-	-

	February 18, 2021(4)	-	-	20,762	565,972

	August 6, 2021(3)	5,640	153,746	-	-

	August 6, 2021(4)	-	-	8,419	229,502

	May 8, 2019(4)	-	-	6,198	168,957

	May 7, 2020(2)	1,894	51,630	-	-

Christy L David	May 7, 2020(4)	-	-	4,180	113,947

	February 18, 2021(3)	11,359	309,646	-	-

	February 18, 2021(4)	-	-	16,955	462,193

	September 3, 2019(4)	-	-	1,857	50,622

	May 7, 2020(2)	1,137	30,995	-	-

	May 7, 2020(4)	-	-	2,508	68,368

Michael Phillips	February 18, 2021(3)	2,609	71,121	-	-

	February 18, 2021(4)	-	-	3,895	106,178

	August 6, 2021(3)	1,762	48,032	-	-

	August 6, 2021(4)	-	-	2,630	71,694

1.	Amounts represent the number of outstanding RSUs multiplied by $27.26, which is equal to the per share closing price of our common stock on December 31, 2021.

2.

Represents outstanding RSUs, which vest, subject to the executive’s continued service on the vesting date, at 100% on the last business day of 2022. If the executive’s service is terminated by us other than for “cause” or by the executive for “good reason,” in either case, on the date of, or during the 24-month period following, a change in control of the Company, or due to the executive’s death or “disability” (as defined in the RSU Award Agreement), the RSU Award will vest in full upon such termination.

3.

Represents outstanding RSUs, which vest, subject to the executive’s continued service on each applicable vesting date, as follows: 49% on the last business day of 2022 and 51% on the last business day of 2023. If the executive’s service is terminated by us other than for “cause” or by the executive for “good reason,” in either case, on the date of, or during the 24-month period following, a change in control of the Company, or due to the executive’s death or “disability” (as defined in the RSU Award Agreement), the RSU Award will vest in full upon such termination.

4.

Represents outstanding RSUs, which vest, subject to the executive’s continued service on the vesting date, based on the achievement of certain performance metrics as described herein, under the section “Performance Based Restricted Stock.” With respect to performance vesting RSUs granted in 2021, the Core FFO and Same Property NOI Growth performance goals would have been achieved at $4.24 per share and 43.75%, respectively. In accordance with SEC rules, amounts shown for the performance RSUs granted in 2020 are based on the threshold level of achievement of the Core FFO and target level of achievement of the Same-Property NOI Growth performance goals and amounts shown for the performance vesting RSUs granted in 2021 are based on the target level of achievement of both the Core FFO and Same-Property NOI Growth performance goals, respectively.

Annual Meeting of Stockholders & Proxy Statement 2022

Executive Compensation

Stock Vested

The following table provides information regarding RSU Awards held by Messrs. McGuinness, Busch and Phillips and Ms. David that vested during 2021:

Name	Number of Shares Acquired on Vesting (#)	Values Realized on Vesting ($)(1)

Thomas P. McGuinness	45,633	1,252,626

Daniel J. Busch	36,794	1,009,995

Christy L. David	26,633	731,076

Michael Phillips	3,826	105,024

1.	Amounts represent the number of shares of our common stock acquired in connection with the vesting of RSUs multiplied by the per share closing price of our common stock on the applicable vesting date.

Potential Payments Upon Termination or Change in Control

Our NEOs are entitled to certain payments and benefits upon a qualifying termination of employment (whether or not such termination is in connection with a change in control) or upon a change in control or Listing Event. The following discussion describes the payments and benefits to which our NEOs, would have become entitled upon a qualifying termination or change in control, as applicable, occurring on December 31, 2021, or, in the case of Mr. McGuinness, the payments and benefits to which he is entitled under the Separation Agreement.

Executive Severance and Change In Control Plan

Each of our NEOs have been designated as participants in the Severance Plan. Under the Severance Plan, in the event a participant’s employment with the Company is terminated by the Company without “cause” (other than by reason of death or disability) or by the participant for “good reason” (each, as defined in the Severance Plan), the participant will be entitled to receive the following:

•

A severance payment in an amount equal to a multiple of the participant’s annual base salary and target cash bonus, payable in equal installments over a period of 12 months commencing within 60 days following the participant’s termination date (except as described below); and • payment or reimbursement by the Company of premiums for healthcare continuation coverage under COBRA for the participant and his or her dependents for up to 18 months after the termination date.

The cash severance multiple for each executive for both non-change of control and change of control termination scenarios is as follows: Mr. Busch – 2x (non-change of control) and 3x (change of control); Ms. David and Mr. Phillips – 1.5x (non-change of control) and 2.5x (change of control). The change of control severance multiple will apply in the event of a qualifying termination of employment that occurs on the date of, or during the 24-month period following, a “change of control” (as defined in the Severance Plan). Cash severance payable in the event of a qualifying change of control termination will be made in a single lump sum payment within 60 days following the participant’s termination date (rather than installments over 12 months). A participant’s right to receive the severance or other benefits described above will be subject to the participant signing, delivering and not revoking a general release agreement in a form generally used by the Company.

The Severance Plan also provides that in the event of a change of control or certain specified events resulting in a listing of the Company’s shares on a national securities exchange (including an initial public offering), a participant will be eligible to receive a pro-rated portion of the participant’s target annual bonus for the year in which such event occurs.

The Severance Plan further provides that, to the extent that any payment or benefit received by a participant in connection with a change of control would be subject to an excise tax under Section 4999 of the Internal Revenue Code, as amended, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to the participant than receiving the full amount of such payments.

Each letter agreement entered into with the executives contains a confidentiality covenant by the executive that extends indefinitely, a noncompetition covenant that extends during the executive’s employment and for a period of one year

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following a termination of the executive’s employment, and an employee and independent contractor non-solicitation covenant that extends during the executive’s employment and for a period of three years following a termination of the executive’s employment. Each letter agreement also includes a mutual non-disparagement covenant by the executive and the Company.

The Company may amend or terminate the Severance Plan at any time and for any reason, provided that a participant’s right to receive payments and benefits under the Plan may not, without the participant’s written consent, be adversely affected by an amendment or termination of the Severance Plan made within 12 months prior to the participant’s termination of employment or within 12 months before and after a change of control. The Company is required to provide notice to participants within 15 days of any amendment or termination of the Severance Plan.

Pursuant to the Separation Agreement, Mr. McGuinness agreed that the payments and benefits provided to him under the Separation Agreement were in full satisfaction of any claims that he may have arising his employment, including, among other things, any claims for severance pay under the Severance Plan.

McGuinness Resignation, Retirement, Separation and Consulting Agreement

Pursuant to the Separation Agreement, subject to Mr. McGuinness’ timely execution and non-revocation of a general release of claims and his continued compliance with certain terms and conditions of the Separation Agreement, Mr. McGuinness is entitled to receive the following payments and benefits (i) an amount equal to $611,852 representing a pro-rata portion of Mr. McGuinness’ target annual performance bonus for fiscal year 2021, which was payable in a lump sum within 30 days following Mr. McGuinness’ retirement date, and (ii) continued health insurance coverage under COBRA at the Company’s expense for eighteen (18) months following the retirement date (or until August 31, 2023 in the case of Mr. McGuinness’ spouse). The Separation Agreement further provides that all unvested time-vesting restricted stock units held by Mr. McGuinness will vest in full as of the date on which he no longer provides services to the Company as an employee, consultant or member of the Board (other than due to a termination by the Company for “cause” or by Mr. McGuinness without “good reason”) and all performance-vesting restricted stock units held by Mr. McGuinness will remain outstanding and eligible to vest based on actual achievement of applicable performance metrics, in accordance with their terms, pro-rated based on the number of days elapsed during the applicable performance period prior to Mr. McGuinness’ retirement date.

RSU Awards

The RSU Award Agreements provide for accelerated vesting of the awards in the event of certain terminations of service.

Time-Based RSUs

If an NEO’s service is terminated by us other than for “cause” or by the NEO for “good reason,” in either case, on the date of, or during the 24 month period following, a change in control of the Company, or due to the NEO’s death or “disability” (as defined in the RSU Award Agreements), the time-vesting RSU Awards held by the NEO will vest in full upon such termination.

Performance-Based RSUs

If an NEO is terminated by the Company other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability prior to completion of the applicable performance period, the portion of the RSU Award that is subject to performance vesting will remain outstanding and eligible to vest in accordance with the performance vesting schedules described in the applicable RSU Award Agreement with the number of performance vesting RSUs that vest upon the completion of such performance period determined on a pro rata basis, based on the number of days that the NEO was employed during such performance period. If an NEO is terminated by the Company other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability, following the completion of the applicable performance period but prior to the date on which vested RSUs are paid, the RSUs will vest based on actual performance in accordance with the performance vesting schedules described in the applicable RSU Award Agreement. In either case, any performance vesting RSUs that do not become vested will be cancelled and forfeited by the NEO.

In addition, in the event of a change in control of the Company prior to the completion of the applicable performance period, the Core FFO RSUs will vest based on actual performance as of the date of the change in control (using pro-rated threshold, target and maximum level goals reflecting the portion of the performance period which was completed prior to the change in control), and the Same-Property NOI Growth RSUs will vest based on actual performance as of the last day of the Company’s most recently completed fiscal quarter preceding the date of the change in control, in each case, subject to the NEO’s continued service until immediately prior to the change in control. Any RSUs that have not vested as of the date on which the change in control occurs will be cancelled and forfeited by the NEO.

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Executive Compensation

Summary of Potential Payments

The following table summarizes the payments that would be made to our NEOs other than Mr. McGuinness, upon the occurrence of certain qualifying terminations of employment or a change in control, Listing Event or a sale of our retail business (a “retail sale”), assuming such NEO’s termination of employment with the Company occurred on December 31, 2021 and, where relevant, that a change in control or Listing Event of the Company or a retail sale occurred on December 31, 2021. Amounts shown in the table below do not include (1) accrued but unpaid salary or bonuses and (2) other benefits earned or accrued by the NEOs during their employment that are available to all salaried employees, such as accrued vacation.

Payments made to Mr. McGuinness under the Separation Agreement in connection with his resignation as President and subsequent retirement as Chief Executive Officer are described above under “Potential Payments Upon Termination or Change in Control – McGuinness Resignation, Retirement, Separation and Consulting Agreement.”

Name	Benefit	Change of Control (No Termination) ($) (1)	Termination Upon Death or Disability(No Change in Control) ($) (2)	Termination Without Cause or For Good Reason (No Change in Control or Retail Sale) ($)	Termination Without Cause or For Good Reason (Change in Control or Retail Sale)($) (3)

Daniel J. Busch	Cash Severance (4)	—	—	3,487,501	5,231,251

	Accelerated Vesting of RSU Awards (5)	1,901,930	3,254,244	—	3,254,244

	Company-Paid COBRA Premiums (6)	—	—	40,780	40,780

	Total	1,901,930	3,254,244	3,528,281	8,526,275

Christy L. David	Cash Severance (4)	—	—	1,433,250	2,388,750

	Accelerated Vesting of RSU Awards (5)	1,106,374	1,893,425	—	1,893,425

	Company-Paid COBRA Premiums (6)	—	—	40,780	40,780

	Total	1,106,374	1,893,425	1,474,030	4,322,955

Michael Phillips	Cash Severance (4)	—	—	1,096,875	1,828,125

	Accelerated Vesting of RSU Awards (5)	447,009	779,200	—	779,200

	Company-Paid COBRA Premiums (6)	—	—	40,780	40,780

	Total	447,009	779,200	1,137,655	2,648,105

1.	Includes amounts to which the NEOs would be entitled by reason of accelerated vesting of performance vesting RSU Awards upon a change in control of the Company.

2.	Includes amounts to which the NEOs would be entitled by reason of continued vesting of a pro-rata portion of the performance vesting RSUs following a termination by reason of death or disability.

3.

Represents amounts to which NEOs would be entitled upon a qualifying termination of employment occurring on the date of, or during the 24-month period following, a change in control, Listing Event or, retail sale, as applicable.

4.

Represents a multiple of the sum of the NEO’s annual base salary and target bonus for the year in which the qualifying termination occurs. The multiple varies by NEO, and whether the executive’s qualifying termination occurs on the date of, or during the 24-month period following, a change in control. For additional details, see “Executive Severance and Change in Control Plan” above.

5.

Represents the aggregate value of the NEO’s unvested RSUs which would vest in connection with the executive’s termination of employment, calculated, (i) with respect to time-based vesting RSUs by multiplying the applicable number of RSUs subject to each RSU Award by $27.26, which is equal to the per share closing price of our common stock as of December 31, 2021, and (ii) with respect to performance vesting RSUs (a) based on actual achievement of performance criteria as of December 31, 2021 with respect to the occurrence of a change in control of the Company and (b) assuming that performance goals are achieved at maximum in the case of termination other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability not in connection with a change in control of the Company.

6.

Represents reimbursement of COBRA premiums. The amounts associated with COBRA premiums were calculated using 2021 enrollment rates, multiplied by the maximum 18-month period during which the executive may be entitled to reimbursement of COBRA premiums.

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CEO Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of the annual total compensation of our median employee to the annual total compensation of Daniel J. Busch, our Chief Executive Officer (our “CEO”). We consider the pay ratio specified below to be a reasonable estimate, calculated in a manner that is intended to be consistent with the requirements of Item 402(u) of Regulation S-K.

For 2021, our last completed annual period:

•	the annual total compensation of the employee who represents our median compensated employee (other than our CEO) was $122,586; and

•	the annualized total compensation of our CEO was $4,315,598

Based on this information, for 2021, the annual total compensation of our CEO was approximately 35 times the median of the annual total compensation of all of our employees (other than the CEO).

Determining the Median Employee

Employee Population

The Company used our employee population data as of December 31, 2021 as the reference date for identifying our median employee. As of such date, our employee population consisted of approximately 113 individuals.

Methodology for Determining Our Median Employee

To identify the median employee from our employee population, we used 2021 annual base salary, bonus earned in 2021 and any long-term incentive stock awards granted in 2021. In identifying the median employee, we annualized the compensation of all permanent employees who were new-hires and/or on leave of absence in 2021.

Compensation Measure and Annual Total Compensation of Median Employee

With respect to the annual total compensation of the employee who represents our median compensated employee, we calculated such employee’s compensation for 2021 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

Annual Total Compensation of CEO

In accordance with SEC rules, we elected to use the annualized annual total compensation paid or provided Mr. Busch who was serving as our principal executive officer on December 31, 2021, the date selected to identify our median employee. To calculate the annual total compensation paid or provided to Mr. Busch in the position of principal executive officer, we annualized Mr. Busch’s annual base salary following his appointment as Chief Executive Officer and otherwise used the amounts reported in our 2021 Summary Compensation Table included in this Proxy Statement, which include a one-time RSU award granted to Mr. Busch in connection with his appointment as our President.

Annual Meeting of Stockholders & Proxy Statement 2022

Executive Compensation

Compensation Risk Assessment

We believe that our compensation policies and practices appropriately balance near-term performance improvement with sustainable long-term value creation, and that they do not encourage unnecessary or excessive risk taking. In 2021, our management conducted an extensive review of the design and operation of our compensation program and presented their findings to the compensation committee. The review included an assessment of the level of risk associated with the various elements of compensation. Based on this review and assessment, we believe that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

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Compensation Committee Report (1)

The compensation committee of the board of directors (the “Board”) of InvenTrust Properties Corp. (the “Company”) has reviewed and discussed with management the Compensation Discussion and Analysis contained in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders (the “Proxy Statement”) and, based on such review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement.

Compensation Committee of the Board of Directors

Julian E. Whitehurst (Chairperson)

Paula J. Saban

Scott A. Nelson

Amanda Black

1.

This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended or the Securities and Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing, except to the extent that we specifically incorporate this information by reference.

Annual Meeting of Stockholders & Proxy Statement 2022

Stock Ownership

Stock Owned by Certain Beneficial Owners and Management

The following table provides information with respect to the beneficial ownership of our common stock as of March 1, 2022, by (i) each person who we believe is a beneficial owner of more than 5% of our outstanding common stock, (ii) each of our directors, nominees and NEOs, and (iii) all directors, nominees and executive officers as a group.

Unless otherwise indicated, the address of each named person is c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515. Except as otherwise noted in the footnotes below, each person or entity identified below has sole voting and investment power with respect to such securities, and no shares beneficially owned by any director, nominee or executive officer have been pledged as security.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	% of Shares Outstanding (6)

Directors and NEOs:

Daniel J. Busch, President, President & Chief Executive Officer	25,909	*

Christy L. David, Executive Vice President, Chief Operating Officer, General Counsel & Secretary	27,079	*

Michael Phillips, Executive Vice President, Chief Financial Officer & Treasurer	8,637	*

Paula Saban, Director, Chairperson of the Board (2)	18,607	*

Stuart Aitken, Director (3)	12,343	*

Amanda Black, Director(3)	10,376	*

Thomas F. Glavin, Director (4)	22,555	*

Thomas P. McGuinness, Director, Chief Executive Officer(5)	196,124	*

Scott Nelson, Director (3)	16,008	*

Michael Stein, Director (3)	15,549	*

Julian E. Whitehurst, Director (3)	18,010	*

All Executive Officers and Directors as a Group (eleven persons)

*	Indicates less than 1%

1.	For Messrs. McGuinness and Busch and Ms. David does not include shares underlying unvested RSUs. All fractional ownership amounts have been rounded to the nearest whole number.

2.

Ms. Saban and her spouse share voting and dispositive power over 14,800 shares. Amount includes an additional 3,807 RSUs, each of which represents a contingent right to receive one share of the Company’s common stock. The RSUs will vest on the date of the Annual Meeting (subject to accelerated vesting in certain circumstances) and will be settled in shares of the Company’s common stock within 60 days after the Annual Meeting.

3.

Amount includes an additional 3,807 RSUs, each of which represents a contingent right to receive one share of the Company’s common stock. The RSUs will vest on the date of the Annual Meeting (subject to accelerated vesting in certain circumstances) and will be settled in shares of the Company’s common stock within 60 days after the Annual Meeting.

4.

Mr. Glavin and his spouse share voting and dispositive power over an additional 2,515 shares. Amount includes an additional 3,807 RSUs, each of which represents a contingent right to receive one share of the Company’s common stock. The RSUs will vest on the date of the Annual Meeting (subject to accelerated vesting in certain circumstances) and will be settled in shares of the Company’s common stock within 60 days after the Annual Meeting.

5.

Mr. McGuinness and his spouse share voting and dispositive power over all shares. Amount includes 33,807 RSU, which will vest on May 5, 2022, pursuant to Mr. McGuinness’ Separation and Consulting Agreement.

6.	Based on 67,344,374 shares of our common stock outstanding as of March 1, 2022.

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Stock Ownership

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires each director, executive officer and individual beneficially owning more than 10% of our common stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our common stock with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish us with copies of all forms they file. Based solely on a review of the copies of these forms furnished to us during, and with respect to, the year ended December 31, 2021, or written representations that no additional forms were required, we believe that all of our executive officers and directors and persons that beneficially owned more than 10% of the outstanding shares of our common stock complied with these filing requirements during the year ended December 31, 2021.

Certain Relationships And Related Person Transactions

Related Person Transaction Policy and Procedures

Our Board has adopted a written policy regarding the review, approval and ratification of transactions with related persons, which we refer to as our “related person policy.” Our related person policy requires that the General Counsel (or his or her designee) shall present to the audit committee any proposed “related person transaction” (defined as any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K)) had, has or will have a direct or indirect interest), including all relevant facts and circumstances relating thereto. The audit committee shall review the relevant facts and circumstances of each related person transaction, including whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, whether the transaction is inconsistent with the interest of the Company and its [stockholders], and the extent of the related person’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of the Company’s Code of Ethics and Business Conduct, and either approve or disapprove the related person transaction.

If advance audit committee approval of a related person transaction requiring the audit committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the audit committee subject to ratification of the transaction by the audit committee at the audit committee’s next regularly scheduled meeting; provided, that if ratification shall not be forthcoming, management shall make all reasonable efforts to cancel or annul such transaction. Any related person transaction shall be consummated and shall continue only if the audit committee has approved or ratified such transaction in accordance with Section 2-419 of the MGCL (if applicable), or any successor provision thereto, our charter and bylaws and the guidelines set forth in our related person policy.

Annual Meeting of Stockholders & Proxy Statement 2022

Audit Committee Report (1)

The audit committee of the board of directors (the “Board”) of InvenTrust Properties Corp. (the “Company”) assists the Board in its oversight of the integrity of the Company’s financial statements. Management has the primary responsibility for the financial statements, the reporting process and maintaining an effective system of internal controls over financial reporting. The Company’s independent auditors are engaged to audit and express opinions on the conformity of the Company’s financial statements to United States generally accepted accounting principles.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described in the section of the Company’s proxy statement for the 2022 Annual Meeting of Stockholders titled “Audit Committee,” the audit committee has performed the following:

•

Prior to the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, reviewed and discussed with management and KPMG LLP (“KPMG”) the Company’s audited consolidated financial statements.

•	Discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

•

Evaluated KPMG’s qualifications, performance and independence (consistent with SEC requirements), which included the receipt and review of the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the audit committee concerning independence and discussions with KPMG regarding its independence.

Based on the reviews and discussions with management and KPMG cited above, including the review of KPMG’s disclosures and letter to the audit committee and review of the representations of management and the reports of KPMG, the audit committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC.

Submitted by the members of the audit committee of the Board.

Audit Committee of the Board of Directors

Thomas F. Glavin (Chairperson)

Amanda E. Black

Stuart Aitken

Michael A. Stein

1.

This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended or the Securities and Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing, except to the extent that we specifically incorporate this information by reference.

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Proposal No. 2 Ratify Appointment of KPMG LLP

The audit committee has selected KPMG LLP (“KPMG”) to serve as our independent registered public accounting firm for the year ending December 31, 2022. Oversight includes regular executive sessions with KPMG, discussion with KPMG about the scope of the audit, a comprehensive annual evaluation when determining whether to reengage KPMG and direct involvement by the Audit Committee and its chair in the selection of the engagement partner in connection with the mandated PCAOB partner rotation rules. We are asking our stockholders to ratify the selection.

KPMG also served as our independent registered accounting firm for year ended December 31, 2021. Representatives of KPMG will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

Stockholder ratification of the selection of KPMG as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate governance practice. Furthermore, the audit committee will take the results of the stockholder vote regarding KPMG’s appointment into consideration in future deliberations. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company. Our Board unanimously recommends that you vote “FOR” the appointment of KPMG as our independent registered public accounting firm for the year ending December  31, 2022.

Fees to Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by our independent registered public accounting firm, KPMG, for the audit of our annual consolidated financial statements for the years ended December 31, 2021 and 2020, together with fees for audit-related services and tax services rendered by KPMG for the years ended December 31, 2021 and 2020, respectively.

	Year ended December 31,

Name	2021	2020

Audit fees (1)	$893,000	$1,000,000

Tax fees (2)	$119,566	124,907

Total	$1,012,566	$1,124,907

1.

Audit fees consist of fees paid for the audit of our annual consolidated financial statements, and review of our consolidated financial statements included in our quarterly reports. In addition, Audit fees include fees related to the audit of the IAGM joint venture.

2.	Tax fees are comprised of tax compliance and consulting fees.

Approval of Services and Fees

Our audit committee, or the chairperson of our audit committee, must pre-approve any audit and non-audit service provided to us by the independent auditor, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the audit committee or if such service falls within available exceptions under SEC rules. If approved by the chairperson of the audit committee, such approval will be presented to the audit committee at its next meeting. The audit committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to approve audit and permitted non-audit services, provided that the decision of the subcommittee to approve any service shall be presented to the full audit committee at its next scheduled meeting.

The audit committee has reviewed and approved all of the fees charged by KPMG for the years ended December 31, 2021 and 2020, and actively monitors the relationship between audit and non-audit services provided by KPMG. The audit committee concluded that all services rendered by KPMG during the years ended December 31, 2021 and 2020, respectively, were consistent with maintaining KPMG’s independence. As a matter of policy, we will not engage our primary independent registered public accounting firm for non-audit services other than “audit-related services,” as defined by the SEC, certain tax services and other permissible non-audit services that are specifically approved as described above.

Annual Meeting of Stockholders & Proxy Statement 2022

Proposal No. 3	Approval of Amendment of Our Charter Permitting Our Bylaws to Require Stockholder Approval for the Amendment of Certain Provisions of Our Bylaws Related to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act

Background

The Board has adopted and declared advisable, and recommends for your approval, an amendment to the Charter of the Company (the “Proposed Charter Amendment”) as set forth in the Articles of Amendment attached hereto as Appendix A. The Proposed Charter Amendment will permit us to amend our Bylaws to require stockholder approval for the amendmen of certain provisions of our Bylaws related to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

Summary

Currently, Section 6.3(e) of our Charter provides that our Board, without any action by any stockholder, has the exclusive power to adopt, alter, amend or repeal any provision of our Bylaws and to make new Bylaws. Our Board has declared advisable, and recommends for your approval, an amendment to our Charter repealing Section 6.3(e) of Article VI of the Charter, thereby permitting our Board to condition certain amendments to our Bylaws on stockholder approval.

The description of the Proposed Charter Amendment set forth above is qualified in its entirety by reference to the text of the Proposed Charter Amendment, which is attached as Appendix A to this proxy statement and is incorporated by reference herein.

Subject to stockholder approval of the Proposed Charter Amendment, our Board has approved an amendment to our Bylaws (the “Bylaws Amendment”), which will (i) afprohibit the Board from repealing its resolution opting the Company out of the Maryland Business Combination Act and (ii) require the affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors to amend the Bylaw provisions related to the Maryland Business Combination Act and the Maryland Control Share Acquisition Act (as each is described below). Approval of the Bylaws Amendment does not require stockholder action but is conditioned upon the approval of the Proposed Charter Amendment at the 2022 Annual Meeting. The Bylaws Amendment will become effective upon effectiveness of the Proposed Charter Amendment. Except as set forth above, our Board will retain the exclusive power to adopt, alter, amend or repeal any provision of the Bylaws and to make new Bylaws.

If the Proposed Charter Amendment is approved by the stockholders, we will cause the Articles of Amendment to be filed with the State Department of Assessments and Taxation in Maryland (the “SDAT”) and the Bylaws Amendment will be concurrently effective. If the Proposed Charter Amendment is not approved by the stockholders, then Articles of Amendment will not be filed with the SDAT, the Bylaws Amendment will not become effective.

Maryland Business Combination Act

Under Subtitle 6 of Title 3 of the MGCL, certain “business combinations” (including a merger, consolidation, statutory share exchange or, in certain circumstances specified under the statute, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any interested stockholder, or an affiliate of such an interested stockholder, are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Maryland law defines an interested stockholder as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding stock of the corporation.

A person is not an interested stockholder under the MGCL if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. In approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of the approval, with any terms and conditions determined by it. After such five-year period, any such business combination must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

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Proposal No. 3 CONTINUED

These supermajority approval requirements do not apply if, among other conditions, the corporation’s common stockholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares.

These provisions of the MGCL do not apply, however, to business combinations that are approved or exempted by a corporation’s board of directors prior to the time that the interested stockholder becomes an interested stockholder. We have elected, by resolution of our Board, to opt out of the business combination provisions of the MGCL, provided that such business combination has been approved by our Board (including a majority of directors who are not affiliated with the interested stockholder). Currently, our Board may amend or revoke this resolution at any time in the future. If the Proposed Charter Amendment is approved, our Bylaws will be amended to provide that the Board will be not permitted to opt back in to the Maryland Business Combination Act without the prior approval of a majority of the votes cast by stockholders entitled to vote generally in the election of directors.

Maryland Control Share Acquisition Act

Subtitle 7 of Title 3 of the MGCL provides that a holder of “control shares” of a Maryland corporation acquired in a “control share acquisition” has no voting rights with respect to those shares except to the extent approved by the affirmative vote of at least two-thirds of the votes entitled to be cast by stockholders entitled to exercise or direct the exercise of the voting power in the election of directors generally but excluding: (1) the person who has made or proposes to make the control share acquisition; (2) any officer of the corporation; or (3) any employee of the corporation who is also a director of the corporation. “Control shares” are voting shares of stock that, if aggregated with all other such shares of stock previously acquired by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A “control share acquisition” means the acquisition, directly or indirectly, of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and making an “acquiring person statement” as described in the MGCL), may compel the board of directors of a company to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the control shares. If no request for a special meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights of control shares are not approved at the meeting or if the acquiring person does not deliver an “acquiring person statement” as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to the absence of voting rights for the control shares as of the date of any meeting of stockholders at which the voting rights of such shares are considered and not approved or, if no such meeting is held, as of the date of the last control acquisition by the acquirer. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The control share acquisition statute does not apply (1) to shares acquired in a merger, consolidation or statutory share exchange if the corporation is a party to the transaction or (2) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Annual Meeting of Stockholders & Proxy Statement 2022

Our Bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of shares of our stock. Currently, our Board may amend or eliminate this provision at any time in the future, whether before or after the acquisition of control shares. If the Proposed Charter Amendment is approved at the Annual Meeting, our Bylaws will require the affirmative vote of a majority of the votes cast by stockholders entitled to vote generally in the election of directors to amend the provisions of the Bylaws related the Maryland Control Share Acquisition Act.

Recommendation

Our Board of Directors recommends that you vote “FOR” the Proposed Charter Amendment.

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Annual Meeting of Stockholders & Proxy Statement 2022

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Stockholder Proposals

Nominations of Director Candidates for the 2023 Annual Meeting

Stockholder nominations of director candidates must be submitted in advance to the Company in accordance with the procedures specified in Section 9(a) of Article II of our current bylaws. Generally, this requires that the stockholder send certain information about the candidate to our secretary not later than 5:00 p.m., Eastern Time, on the 120th day and not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Notices of nominations for directors may only be submitted by stockholders who were stockholders at the record date set for the annual meeting, at the time of giving notice as provided in Section 9 of Article II of the Bylaws and at the time of the annual meeting, and any postponement or adjournment thereof, who is entitled to vote at the meeting in the election of directors. For our annual meeting to be held in 2023, a stockholder must provide written notice of a candidate nomination not earlier than October 6, 2022 and not later than 5:00 p.m., Eastern Time, on November 4, 2022, to our corporate secretary, c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515. Nominations of director candidates by stockholders must also comply with the other procedures specified in Article II, Section 9(a) of our bylaws. A copy of our bylaws may be obtained by written request to our corporate secretary at the same address. Additional information regarding director nominations is included above under the heading Corporate Governance Principles – Nominating and Corporate Governance Committee.

Other Stockholder Proposals for the 2023 Annual Meeting

Stockholders intending to present any other proposal for action by the stockholders at an annual meeting are subject to the same notice provisions under our bylaws for director candidate nominations as discussed above. Accordingly, for our annual meeting to be held in 2023, a stockholder must provide written notice to the Company of a proposal not earlier than October 6, 2022 and not later than 5:00 p.m., Eastern Time, on November 4, 2022.

Our bylaws do not change the deadline for a stockholder seeking to include a proposal in our proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act or affect a stockholder’s right to present for action at an annual meeting any proposal so included. Rule 14a-8 requires that notice of a stockholder proposal requested to be included in our proxy materials pursuant to that Rule must generally be furnished to our corporate secretary not later than 120 days prior to the anniversary date of our proxy statement for the previous year’s annual meeting. For our annual meeting to be held in 2023, stockholder proposals to be considered for inclusion in the proxy statement under Rule 14a-8 must be received by our corporate secretary no later than November 4, 2022.

Our proxy access Bylaw permits a stockholder (or a group of up to 20 stockholders) owning 3% or more of our outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials director candidates constituting up to the greater of two individuals or 20% of the Board, if the nominating stockholder(s) and the nominee(s) satisfy the eligibility, procedural and disclosure requirements specified in our Bylaws. Generally, this requires that the nominating stockholder(s) send the information required by our Bylaws to our corporate secretary not later than 5:00 p.m., Eastern Time, on the 120th day and not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. For the 2023 annual meeting, notice of a proxy access nomination must be delivered to our corporate secretary at the address provided below not earlier than October 6, 2022 and not later than 5:00 p.m., Eastern Time, on November 4, 2022.

All stockholder proposals should be submitted in writing and addressed to our corporate secretary, c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515.

Annual Report to Stockholders

We have filed an Annual Report on Form 10-K for the year ended December 31, 2021 with the Securities and Exchange Commission. You may obtain, free of charge, a copy of the 2021 Annual Report on Form 10-K by writing to InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations, or by telephoning us, toll free, at (855) 377-0510. Copies of exhibits will be provided upon payment of a nominal fee equal to our expenses in furnishing such exhibits. Our Annual Report on Form 10-K may also be accessed electronically on our website at www.inventrustproperties.com through the “SEC Filings” tab.

Annual Meeting of Stockholders & Proxy Statement 2022

INVENTRUST PROPERTIES CORP. P.O. BOX 43007 PROVIDENCE, RI 02940-3007
VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/IVT2022
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D67668-P67251 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INVENTRUST PROPERTIES CORP.
The Board of Directors recommends you vote FOR the following proposals:
1.	Election of Directors

	Nominees:			For	Withhold
	1a.	Stuart Aitken		☐	☐		The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
	1b.	Amanda Black		☐	☐		2. Ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022.	☐	☐	☐
	1c.	Daniel J. Busch		☐	☐

3.  Approval of an amendment of our charter permitting our bylaws (the “Bylaws”) to require stockholder approval for the amendment of certain provisions of our Bylaws relating to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

								☐	☐	☐
	1d.	Thomas F. Glavin		☐	☐
	1e.	Scott A. Nelson		☐	☐
	1f.	Paula J. Saban		☐	☐
	1g.	Michael A. Stein		☐	☐
	1h.	Julian E. Whitehurst		☐	☐

NOTE: Proxies will be authorized to vote in their discretion with respect to any other business that may properly come before the annual meeting, including any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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D67669-P67251

INVENTRUST PROPERTIES CORP.
Annual Meeting of Stockholders
May 5, 2022 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Daniel (DJ) Busch and Christy L. David, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to attend the Annual Meeting of Stockholders of INVENTRUST PROPERTIES CORP. to be held virtually at 9:00 AM, CDT on May 5th at www.virtualshareholdermeeting.com/IVT2022 and any postponement or adjournment thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at such meeting with all powers possessed by the undersigned if personally present at such meeting. Each proxy is authorized to vote as directed on the reverse side hereof and otherwise in his or her discretion with respect to any other business as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and the Proxy Statement and revokes any proxy heretofore given with respect to such meeting or any postponement or adjournment thereof.

The votes entitled to be cast by the undersigned, when this proxy is properly executed, will be cast in the manner directed herein. If this proxy is properly executed and no such direction is made, the votes entitled to be cast by the undersigned will be cast in accordance with the Board of Directors recommendations.

Continued and to be signed on reverse side